PROSPECTUS | NOVEMBER 1, 2018

Equinox IPM Systematic Macro Fund of Equinox Funds Trust

Class I Shares: EQIPX

                                                                                                                              Investment Adviser
Equinox Institutional Asset Management, LP
47 Hulfish Street Suite 510
Princeton, NJ 08542
1-888-838-0770

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

The U.S. Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY	3
Investment Objective	3
Fees and Expenses of the Fund	3
Principal Investment Strategies	4
Principal Investment Risks	5
Performance	9
Investment Adviser	10
Portfolio Managers	10
Purchase and Sale of Fund Shares	10
Tax Information	10
Payments to Broker-Dealers and Other Financial Intermediaries	10
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	11
Investment Objectives	11
Principal Investment Strategies	11
Principal Investment Risks	13
Temporary Investments	19
Portfolio Holdings Disclosure	19
MANAGEMENT	19
Investment Adviser	19
Portfolio Managers	19
HOW SHARES ARE PRICED	21
HOW TO PURCHASE SHARES	22
HOW TO EXCHANGE SHARES	25
HOW TO REDEEM SHARES	26
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	28
DISTRIBUTIONS	29
Choosing a Distribution Option	29
MORE INFORMATION ABOUT TAXES	30
DISTRIBUTION OF SHARES	31
Distributor	31
Additional Compensation to Financial Intermediaries	31
Householding	32
CONSOLIDATED FINANCIAL HIGHLIGHTS	33

FUND SUMMARY

Investment Objective
The Equinox IPM Systematic Macro Fund (the "Fund") seeks to achieve long-term capital appreciation.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Class I
Redemption Fee	None
Wire Redemption Fee	$15(1)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class I
Management Fees(2)(3)	1.68%
Other Expenses(4)	0.33%
Interest Expense	0.02%
Total Annual Fund Operating Expenses(5)	2.03%
Fee Waiver and/or Expense Reimbursement(5)	(0.18)%
Total Annual Fund Operating Expenses (after Fee Waiver and/or Expense Reimbursement)(5)	1.85%
(1)	The Fund's transfer agent charges this fee for each wire redemption.
(2)
Effective March 5, 2018, the management fee was reduced from 1.74% to 1.68% of the Fund's average daily net assets. Accordingly, the expense information in the table has been updated to reflect current fees.

(3)
"Management Fees" include a management fee paid to Equinox Institutional Asset Management, LP (the "Adviser") by the Fund's consolidated wholly-owned subsidiary ("Subsidiary") at the annual rate of 1.68% of the Subsidiary's average daily net assets. The Adviser has contractually agreed, for so long as the Fund invests in the Subsidiary, to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Adviser by the Subsidiary. This undertaking may not be terminated by the Adviser as long as the investment advisory agreement between the Subsidiary and the Adviser is in place unless the Adviser obtains the prior approval of the Fund's Board of Trustees.

(4)
"Other Expenses" include expenses of the Fund's Subsidiary based on amounts for the most recently completed fiscal year. The Fund's investment in the Systematic Macro Trading Program (the "IPM Program") through its Subsidiary is also subject to certain derivative trading costs, including brokerage commissions and various exchange fees, which are not included in the calculation of Annual Fund Operating Expenses. This item does not include management fees paid by the Subsidiary to the Adviser, which are included in "Management Fees."

(5)
The Adviser has contractually agreed to reduce its management fee and/or reimburse certain expenses of the Fund, to ensure that the Fund's total annual operating expenses, excluding (i) taxes, (ii) interest, (iii) extraordinary items, (iv) Acquired Fund Fees and Expenses ("AFFE"), (v) Rule 12b-1 distribution fees or shareholder service fees, and (vi) brokerage commissions, do not exceed, on an annual basis, 1.83% of the Fund's average daily net assets. This expense limitation will remain in effect until at least November 30, 2019, but can be terminated by the Fund's Board of Trustees on 60 days' written notice to the Adviser. The Adviser shall be entitled to recover, subject to approval by the Board of Trustees of the Trust, such waived or reimbursed amounts for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No reimbursement will occur unless the Fund's operating expenses are below the expense limitation amount.

Expense Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $200,000,000 (minimum initial investment) in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$3,758,275	$12,384,663	$21,531,067	$46,882,549

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities or derivative instruments (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs (which are not reflected in "Annual Fund Operating Expenses" in the table above or in the Example) affect the Fund's performance. For the most recent fiscal year ended June 30, 2018, the Fund's portfolio turnover rate was 0% of the average value of the portfolio. In accordance with industry practice, derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the portfolio turnover rate which leads to the 0% portfolio turnover rate reported above. If these instruments were included in the calculation, the Fund would likely have a high portfolio turnover rate which is generally considered to be over 100% of the average value of the portfolio.

3

Principal Investment Strategies

Please refer to the section entitled "Key Terms" below for additional information on highlighted terms.
The Fund pursues its investment objective by making a combination of investments (i) directly in an actively managed fixed-income portfolio comprised of cash, cash equivalents, securities issued by the U.S. government and money market funds, and (ii) directly, or indirectly through its wholly-owned subsidiary, in a diversified portfolio of futures contracts and futures-related instruments such as forwards and swaps in broadly diversified global (i.e. U.S. and non-U.S.) markets across three major asset classes: currencies, fixed income and stock indices. The Subsidiary's investment in futures contracts and futures-related instruments is directed by IPM Informed Portfolio Management AB ("IPM") in accordance with its IPM Program. The Subsidiary is formed as a limited liability company under the laws of the State of Delaware. The Fund or its Subsidiary may also invest in derivative instruments such as swap agreements that provide exposure to the IPM Program. The Adviser intends to target a reduced level of volatility for the Fund relative to the IPM Program. The Adviser will adjust the Fund's exposure to the IPM Program by managing its investment in the Subsidiary and through certain derivative instruments at a level designed to provide the Fund with investment exposure to the IPM Program that is approximately 2/3 of the level of risk of the IPM Program, unless otherwise mutually agreed to in writing by the parties.

The IPM Program takes a systematic, global macro approach to investment. Systematic trading strategies such as the IPM Program generally employ computer-driven, mathematical models to identify when to buy or sell an instrument according to rules determined before a trade is made, generally, with little or no human intervention once a mathematical formula has been entered. The IPM Program seeks to utilize models of short-term and long-term factors that affect investment returns. The models are based on market fundamentals. These quantitative models attempt to rank the relative attractiveness of global financial instruments in currency (developed as well as emerging markets), equity, and fixed-income markets. The outputs from the models are used to establish trading positions (long or short) in these markets, using primarily futures contracts and futures-related instruments. IPM's investment process is guided by the work of its research team, which regularly reviews and develops trading systems and financial models using a wide array of analytical techniques.

The IPM Program seeks to invest in a diversified portfolio of futures contracts and futures-related instruments that combines a large number of uncorrelated investment ideas derived from four broad fundamental themes: value, risk premia, macroeconomic, and market dynamic. Consequently, the overall returns offered by the IPM Program are not expected to correlate to the returns of other asset classes including but not limited to equity securities, fixed-income securities, commodities and real estate.

"Value" themes seek to identify and take positions on the basis of discrepancies identified between prevailing market prices of assets and their long-term intrinsic values. An asset's intrinsic value refers to the perception of the asset's true value based upon fundamental analysis of basic, underlying factors that will affect the supply and demand of the asset.
"Risk premia" themes seek to exploit the time-varying nature of investment opportunities and returns that may be attributable at least in part to the preferences and actions of market participants, i.e. the relative attractiveness of taking a long position in risky assets such as stocks and bonds over different time horizons.

"Macroeconomic" themes seek to identify shifts in global economic activity and to establish positions that may profit from expected market responses and adjustments. Macroeconomic analysis generally analyzes economic, political or financial trends to seek returns from investments across a particular, or a number of, geographic regions.
"Market dynamic" themes recognize that each market has its own set of specific characteristics (such as investment flows, interest rate volatility, and other attributes) that may offer trading opportunities.

•
Derivative Instruments: As a principal investment strategy, the Fund or the Subsidiary will either (i) invest in a diversified portfolio of futures contracts and futures-related instruments such as forwards and swaps to gain exposure to a wide variety of global markets for currencies, interest rates and stock market indices and to hedge price risk, (ii) enter into swap agreements that provide exposure to the IPM Program, or (iii) invest in some combination of (i) and (ii). In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the market price of a security, the value of a currency or the level of a financial rate, benchmark or index in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. To the extent the Fund employs derivatives to gain exposure to the IPM Program, it is anticipated that the Fund will utilize a total return swap (a "Swap"), a type of derivative instrument designed to replicate the aggregate returns of the IPM Program. Any Swap will be based on a notional amount agreed upon by the Adviser and a counterparty. The Adviser will retain the ability to adjust the notional exposure of the swap at its discretion.

4

•
Cash and Fixed-Income Securities:  The Fund will also invest in cash, cash equivalents or securities issued by the U.S. government for liquidity purposes, and to serve as margin or collateral for the derivatives positions of the Fund or the Subsidiary to the extent necessary. The Fund may also invest, to the extent permitted by the Investment Company Act of 1940, as amended ("1940 Act"), and rules under it, in money market funds.

The Fund's return will be derived principally from changes in the value of securities held in the Fund's portfolio (including its investment in the Subsidiary), and the Fund's assets will consist principally of securities. The Adviser may engage in frequent buying and selling of portfolio holdings to achieve the Fund's investment objective.

The Fund may invest up to 25% of its total assets in the Subsidiary. Generally, the Subsidiary will primarily invest directly or indirectly in futures contracts and futures-related instruments, but it may also invest in U.S. government securities, money market funds, and/or other investments intended to serve as margin or collateral for the Subsidiary's futures positions. To the extent they are applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company ("RIC") under Sub-chapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund is the sole member of the Subsidiary and does not expect interests in Subsidiary to be offered or sold to other investors.

Because the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiary. For that reason, references to the Fund may also include the Subsidiary.

Principal Investment Risks
There is no assurance that the Fund will achieve its investment objective. As with all mutual funds, there is the risk that you could lose money through your investment in the Fund, including a risk of a loss of all capital invested. In general, the Fund's investment strategies involve greater risks than the strategies used by a typical mutual fund. Many factors affect the Fund's net asset value and performance.

The following describes some of the risks the Fund may bear through direct investments in securities, futures contracts and futures-related instruments as well as indirectly through its investment in the Subsidiary.

•
IPM Program Risk. The profitability of any Fund investment in the IPM Program depends primarily on the ability of IPM to anticipate price movements in the relevant markets and futures contracts. Such price movements may be volatile and may be influenced by, among other things:

•	changes in interest rates;
•	governmental, trade, fiscal, monetary and exchange control programs and policies;
•	natural disasters, such as hurricanes;
•	changing supply and demand relationships;
•	changes in balances of payments and trade;
•	U.S. and international rates of inflation and deflation;
•	currency devaluations and revaluations;
•	U.S. and international political and economic events;
•	changes in philosophies and emotions of various market participants; and
•	changes in philosophies and emotions of various market participants.

The IPM Program may not take all (or any) of these factors into account. To the extent the Fund employs derivatives to gain exposure to the IPM Program, the Fund will indirectly bear the expenses, including management fees, transaction fees and other fees and expenses associated with the IPM Program through reduced returns. To the extent exposure to the IPM Program is accessed through a Swap and the reference asset of such Swap is a pooled vehicle, the operating expenses of the reference asset are imbedded in the returns of the Swap and represent an indirect cost of investing in the Fund.

The successful use of futures contracts and futures-related instruments draws upon IPM's skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are:

5

•	Futures and futures-related instruments have a high degree of price variability and are subject to occasional rapid and substantial changes;
•	the imperfect correlation between the change in market value of the futures contracts and the market value of the reference assets with respect to such contracts;
•	possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired;
•	possible market disruption or other extraordinary events, including but not limited to, governmental intervention;
•	losses caused by unanticipated market movements, which are potentially unlimited;
•	IPM's inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors;
•	the possibility that the counterparty will default in the performance of its obligations; and
•
if the Fund or its Subsidiary have insufficient cash, it may either have to sell securities from its portfolio to meet daily variation margin requirements with respect to its derivative instruments or close certain positions at a time when it may be disadvantageous to do so.

The use of futures contracts, forward contracts and derivative instruments such as swap agreements will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an investment and results in increased volatility, which means the IPM Program (and indirectly the Fund through its investment exposure to the IPM Program) will have the potential for greater losses, as well as the potential for greater gains, than if the IPM Program did not employ leverage in its investment activity. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the IPM Program's exposure to an asset class and may cause the value of the Fund's securities or related derivatives instruments to be volatile. Accordingly, the Fund's net asset value ("NAV") may be volatile because of its investment exposure to the IPM Program.

The trading decisions of the IPM Program are based in part on mathematical models, which are implemented as automated computer algorithms that investment professionals at IPM have developed over time. The successful operation of the automated computer algorithms on which the IPM Program's trading decisions are based is reliant upon IPM's information technology systems and its ability to ensure those systems remain operational and that appropriate disaster recovery procedures are in place. Further, as market dynamics shift over time, a previously highly successful model may become outdated, perhaps without IPM recognizing that fact before substantial losses are incurred. There can be no assurance that IPM will be successful in maintaining effective mathematical models and automated computer algorithms.

There is no assurance that the Fund's investment in a derivative instrument with leveraged exposure to certain investments and markets will enable the Fund to achieve its investment objective.

•
Derivatives Risk. Derivatives include instruments and contracts that are based on, and are valued in relation to, one or more underlying assets, financial benchmarks or indices, such as futures, options, swap agreements and forward contracts. Derivatives typically have economic leverage inherent in their terms. Such leverage will magnify any losses. See "Leverage/Volatility Risk" below. The primary types of derivatives in which the Fund, or its Subsidiary invest in are futures contracts, forward contracts and swap agreements. Such instruments can be very risky, highly volatile, illiquid and difficult to value, and changes in the value of such instruments held directly or indirectly by the Fund may not correlate with the underlying reference assets of such instruments, or the Fund's other investments. Although the value of such derivatives depends largely upon price movements in the underlying reference asset, there are additional risks associated with them that are possibly greater than the risks associated with investing directly in the reference assets, including illiquidity risk, leveraging risk and counterparty credit risk. A small position in a derivative instrument could have a potentially large impact on the Fund's performance. Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in such derivatives.

The prices of derivative instruments are highly volatile. Price movements of forward contracts and other derivative contracts in which the Fund, through its Subsidiary, may invest are influenced by, among other things: interest rates; changing supply and demand relationships; trade, fiscal, monetary and exchange control programs and policies of governments; and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets. Such intervention is often intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. The Fund is also subject to the risk of the failure of any of the exchanges on which its positions trade or of their clearing houses.

6

•
Fixed-Income Risk. Fixed income securities are subject to credit risk and interest rate risk. Credit risk, as described more fully below, refers to the possibility that the issuer of a debt security will be unable to make interest payments or repay principal when it becomes due. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. Prices of fixed income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed income security prices and, accordingly, the Fund's returns and share price.

The Fund's fixed income investments will primarily consist of U.S. government securities which include any security issued or guaranteed as to principal or interest by the United States, or by a person controlled by or supervised by and acting as an instrumentality of the government of the United States pursuant to authority granted by Congress of the United States or any certificate of deposit for any of the foregoing, including U.S. Treasury bonds and U.S. Treasury bills. U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund.

•
Counterparty Risk.  Many of the derivative contracts entered into by the Fund, or the Subsidiary may be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. In addition, to the extent the Fund or its Subsidiary deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

•
Credit Risk. Credit risk refers to the possibility that the issuer of the security or a counterparty in respect of a derivative instrument will not be able to satisfy its payment obligations to the Fund when due. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value or default. In addition, the credit quality of securities may be lowered if an issuer's financial condition changes.

•
Currency Risk. The Fund's exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar (or another reference currency), or, in the case of short positions, that the U.S. Dollar (or other reference currency) will decline in value relative to the currency that the Fund is short. Currency rates in foreign countries may fluctuate significantly over short periods of time for any number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

•
Cyber Security Risk. As part of its business, the Adviser processes, stores and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Adviser and Fund may be susceptible to operational and information security risk. Cyber security failures or breaches of the Adviser and Fund's other service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of the Fund's shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.

•
Emerging Market Risk. The Fund intends to have exposure to emerging markets due to the IPM Program's investments in certain stock index futures and foreign exchange instruments. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging financial markets have far lower trading volumes and less liquidity than developed markets.

•
Equity Risk. The Fund may invest in equity securities. Equity investment involves more volatility than debt and money market investments. The value the Fund's shares in equity can fluctuate as a result of changes in the overall stock market or the value of the individual company's equity security. The value of equity securities may be affected by the securities market, changes in economic conditions, general outlook for the company, interest rates, or investor sentiment. Equity investments may also be affected by the outlook for a particular sector or industry.

7

•
Foreign Market Risk. As a general rule, there is less legal and regulatory protection for investors in foreign markets than that available domestically. Additionally, trading on foreign exchanges is subject to the risks presented by exchange controls, expropriation, increased tax burdens and exposure to local economic declines and political instability. Some foreign derivative markets are so-called principals' markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a futures transaction and not of the exchange or clearing corporation. International trading activities are subject to foreign exchange risk.

•
Government Intervention and Regulatory Changes. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") (which was passed into law in July 2010) significantly revised and expanded the rule making, supervisory and enforcement authority of federal bank, securities and commodities regulators. There can be no assurance that future regulatory actions, including, but not limited to, those authorized by the Dodd-Frank Act will not adversely impact the Fund. Major changes resulting from legislative or regulatory actions could materially affect the profitability of the Fund or the value of investments made by the Fund or force the Fund to revise its investment strategy or divest certain of its investments. Any of these developments could expose the Fund to additional costs, taxes, liabilities, enforcement actions and reputational risk. In addition, the Securities and Exchange Commission has recently proposed new regulations regarding mutual funds' use of derivatives and leverage. These proposed rules, if adopted in substantially the same form as proposed, could have a substantial impact on the ability of the Fund to fully implement its investment strategy as described herein, which may limit the Fund's ability to achieve its objective.

•
Leverage/Volatility Risk. The use of leverage by the Fund will cause the value of the Fund's shares to be more volatile than if the Fund did not employ leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities or other investments. Relatively small market movements may result in large changes in the value of a leveraged investment. The potential loss on such leveraged investments may be substantial relative to the initial investment therein. Furthermore, futures contracts and other derivative instruments are highly volatile and are subject to occasional rapid and substantial fluctuations. Consequently, you could lose all or substantially all of your investment in the Fund should the Fund's trading positions suddenly turn unprofitable.

The Fund's NAV is expected over short-term periods to be volatile because of the significant use of direct and indirect investments that have a leveraging effect. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations over time. Rapid and dramatic price swings will result in high volatility. The Fund's returns are expected to be volatile; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions and investors may suffer a significant and possibly a complete loss on their investment in the Fund.

•
Liquidity Risk. The Fund is subject to liquidity risk primarily due to its investments in derivatives. Investments in illiquid securities or derivative instruments involve the risk that the Fund may be unable to sell the security or derivative instrument or sell it at a reasonable price.

•
Management Risk. The Adviser's judgments about the attractiveness, value and potential positive or negative performance of the IPM Program or any particular security or derivative in which the Fund invests or sells short may prove to be inaccurate and may not produce the desired results. In addition, because the Adviser seeks to invest fund assets in a manner designed to expose the Fund to 2/3 the level of risk of the IPM Program, the Fund will correspondingly be expected to have a similarly limited opportunity to participate in the returns of the IPM Program.

•
OTC Trading Risk. Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the "over-the-counter" or "OTC" market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

•
Portfolio Turnover Risk. The Fund is exposed to portfolio turnover risk primarily through its exposure to the IPM Program, which may frequently buy and sell futures and futures-related instruments to rebalance its exposure to various market sectors. Higher portfolio turnover in the IPM Program may result in higher levels of transaction costs and generating greater tax liabilities that will be deducted from the performance of the Fund's investment in the IPM Program. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

•
Regulatory Risk. Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer or market value of an instrument held by the Fund or its Subsidiary that could adversely impact the Fund's performance.

8

•
Subsidiary Risk. The Subsidiary will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies.

•
Tax Legislation Risk. On December 22, 2017, new tax legislation was enacted which includes changes to tax rates, restrictions on miscellaneous itemized deductions, changes to the dividends received deduction, restrictions on the deductibility of interest, and changes to the taxation of the international operations of domestic businesses. Certain changes have sunset provisions, which are important to note. Because the tax legislation is newly enacted and additional guidance is forthcoming, there is uncertainty in how the newly enacted tax legislation will affect the Fund's investments, as such impact may be adverse. Shareholders are urged and advised to consult their own tax advisor with respect to the impact of this legislation.

Performance
The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows the Fund's performance for the Class I shares and is an illustration of how shares of the Fund's total returns have varied from year to year.  The table below illustrates how the Fund's average annual total returns for the 1-year and since inception periods compare with that of a broad-based securities index and a secondary index that more narrowly reflects the investment objectives of the Fund. Performance reflects contractual fee waivers in effect. If fee waivers were not in place, performance would be reduced. Remember, the Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.equinoxfunds.com or by calling the Fund toll-free at 888-838-0770.

Calendar Year Total Return as of December 31

Highest Quarterly Return:	Q1, 2016	7.58%

Lowest Quarterly Return:	Q4, 2017	-2.82%

The year-to-date return for the Class I shares as of September 30, 2018 was 0.60%.

9

Average Annual Total Return as of December 31, 2017
	1 Year	Since Inception*
Class I Shares
Return Before Taxes	0.91%	2.15%
Return After Taxes on Distributions(1)	0.91%	1.60%
Return After Taxes on Distributions and Sale of Fund Shares	0.51%	1.61%
S&P 500® Total Return Index (reflects no deduction for fees, expenses or taxes)(2)	21.83%	13.22%
HFRI Macro: Total Index (reflects no deduction for fees, expenses or taxes)(3)	2.20%	0.93%

*	The Fund commenced operations on July 6, 2015.

(1)
After-tax returns are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and may differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment.

(2)
The S&P 500® Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. Investors cannot invest directly in an index.

(3)
The HFRI Macro (Total) Index® includes Investment Managers which trade a broad range of strategies in which the investment process is predicated on movements in underlying economic variables and the impact these have on equity, fixed income, hard currency and commodity markets. It is not possible to invest directly in an index.

Investment Adviser
Equinox Institutional Asset Management, LP.

Portfolio Managers
The portfolio management team has included the following members since inception in 2015:

•	Ajay Dravid, Chief Investment Officer
•	Rufus Rankin, Director of Research

Purchase and Sale of Fund Shares
The minimum initial investment in Class I Shares of the Fund is $200,000,000, with no minimum subsequent investment. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemptions requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Shares that are held in a tax-deferred account may be taxed as ordinary income or capital gains once they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and/or related services to shareholders. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

10

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objectives
The Fund seeks to achieve long-term capital appreciation. The Fund's investment objective is a non-fundamental policy and may be changed upon 60 days written notice to shareholders. There is no guarantee that the Fund will achieve its investment objective.

Principal Investment Strategies
The Fund's principal investment strategies are discussed in the "Fund Summary" section. These are the strategies that the Adviser will use on a day-to-day basis to seek to achieve the Fund's investment objective. This section provides more information about these strategies, as well as information about some additional strategies that the Fund's Adviser uses, or may use, to seek to achieve the Fund's objective. The Fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Fund's Statement of Additional Information ("SAI"). The investments and strategies discussed below are those that the Adviser will use under normal market conditions. Additional information about these investment strategies and practices and related risks is also provided in the Fund's SAI. The Fund pursues its investment objective by making a combination of investments (i) directly in an actively managed fixed-income portfolio comprised of cash, cash equivalents, securities issued by the U.S. government and money market funds, and (ii) indirectly through its Subsidiary in a diversified portfolio of futures contracts and futures-related instruments such as forwards and swaps in broadly diversified global (i.e. U.S. and non-U.S.) markets across three major asset classes: currencies, fixed income and stock indices. The Subsidiary's investment in futures contracts and futures-related instruments is directed by IPM in accordance with its IPM Program. The Subsidiary is formed as a limited liability company under the laws of the State of Delaware. The Fund or its Subsidiary may also invest in derivative instruments such as swap agreements that provide exposure to the IPM Program. The Adviser intends to target a reduced level of volatility for the Fund relative to the IPM Program. The Adviser will adjust the Fund's exposure to the IPM Program by managing its investment in the Subsidiary and through certain derivative instruments at a level designed to provide the Fund with investment exposure to the IPM Program that is approximately 2/3 of the level of risk of the IPM Program, unless otherwise mutually agreed to in writing by the parties.

The IPM Program takes a systematic, global macro approach to investment. Systematic trading strategies such as the IPM Program generally employ computer-driven, mathematical models to identify when to buy or sell an instrument according to rules determined before a trade is made, generally, with little or no human intervention once a mathematical formula has been entered. The IPM Program seeks to utilize models of short-term and long-term factors that affect investment returns. The models are based on market fundamentals. These quantitative models attempt to rank the relative attractiveness of global financial instruments in currency (developed as well as emerging markets), equity, and fixed-income markets. The outputs from the models are used to establish trading positions (long or short) in these markets, using primarily futures contracts and futures-related instruments. IPM's investment process is guided by the work of its research team, which regularly reviews and develops trading systems and financial models using a wide array of analytical techniques.

The IPM Program seeks to invest in a diversified portfolio of futures contracts and futures-related instruments that combines a large number of uncorrelated investment ideas derived from four broad fundamental themes: value, risk premia, macroeconomic, and market dynamic. Consequently, the overall returns offered by the IPM Program may be relatively uncorrelated to the returns of many other asset classes.

"Value" themes seek to identify and take positions on the basis of discrepancies identified between prevailing market prices of assets and their long-term intrinsic values. An asset's intrinsic value refers to the perception of the asset's true value based upon fundamental analysis of basic, underlying factors that will affect the supply and demand of the asset.

"Risk premia" themes seek to exploit the time-varying nature of investment opportunities and returns that may be attributable at least in part to the preferences and actions of market participants, i.e. the relative attractiveness of being long risky assets such as stocks and bonds over different time horizons.

"Macroeconomic" themes seek to identify shifts in global economic activity and to establish positions that may profit from expected market responses and adjustments. Macroeconomic analysis generally analyzes economic, political or financial trends to seek returns from investments across a particular, or a number of, geographic regions.

"Market dynamic" themes recognize that each market has its own set of specific characteristics (such as investment flows, interest rate volatility, and other attributes) that may offer trading opportunities.

11

To the extent the Fund employs derivatives to gain exposure to the IPM Program, it is anticipated that the Fund will utilize a total return swap (a "Swap"), a type of derivative instrument designed to replicate the aggregate returns of the IPM Program. Any Swap will be based on a notional amount agreed upon by the Adviser and a counterparty. The Adviser will retain the ability to adjust the notional exposure of the Swap at its discretion. Generally, the fees and expenses of a Swap are based on the notional value of the Swap. The value of the Swap typically includes a deduction for fees of the counterparty as well as management fees payable to IPM. Because the Swap is designed to replicate the returns of the IPM Program, the performance of the Fund will primarily depend on the ability of the IPM Program to generate returns in excess of the costs of the relevant Swap(s).

The Fund's return will be derived principally from changes in the value of securities held in the Fund's portfolio (including its investment in the Subsidiary), and the Fund's assets consist principally of securities.

The Adviser may engage in frequent buying and selling of portfolio holdings to achieve the Fund's investment objective. Because the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiary. For that reason, references to the Fund may also include the Subsidiary.

To the extent the Fund or its Subsidiary owns futures contracts, forward contracts and other derivatives, these instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an investment and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not employ leverage in its investment activity. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund's exposure to an asset class and may cause the Fund's NAV to be volatile. For example, if the Adviser seeks to gain enhanced exposure to a specific asset class through a direct or indirect investment providing leveraged exposure to the class and that investment increases in value, the gain to the Fund will be magnified; however, if that investment decreases in value, the loss to the Fund will be magnified. There is no assurance that the Fund's leveraged exposure to certain investments will enable the Fund to achieve its investment objective.

The Adviser expects the Fund's NAV over short-term periods to be volatile because of the significant use of investments that have a leveraging effect. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations over time. Rapid and dramatic price swings will result in high volatility. The Fund's returns are expected to be volatile; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions.

The Subsidiary
The Fund may invest up to 25% of its total assets in the Subsidiary. Generally, the Subsidiary will primarily invest directly or indirectly in futures contracts and futures-related instruments, but it may also invest in U.S. government securities, money market funds, and/or other investments intended to serve as margin or collateral for the Subsidiary's futures positions. To the extent they are applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Sub-chapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund is the sole member of the Subsidiary and does not expect interests in Subsidiary to be offered or sold to other investors. Please refer to the Statement of Additional Information for more information about the organization and management of the Subsidiary.

As with the Fund, the Adviser is responsible for the Subsidiary's day-to-day business pursuant to an investment advisory agreement with the Subsidiary. Under this agreement, the Adviser provides the Subsidiary with the management services, under similar terms, as are provided to the Fund. The Adviser has appointed IPM as trading adviser for the Subsidiary pursuant to a trading advisory agreement between the Subsidiary, the Adviser and IPM. As the manager of the Subsidiary, the Adviser pays IPM a fee for its services in connection with such trading advisory agreement. The Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and audit services with the same service providers that provide those services to the Fund. The Fund pays the Adviser a fee for its services. The Adviser has contractually agreed, as long as the Fund invests in the Subsidiary, to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Adviser by the Subsidiary. This undertaking will continue in effect for so long as the investment advisory agreement between the Subsidiary and the Adviser is in place, and may not be terminated by the Adviser unless the Adviser first obtains the prior approval of the Fund's Board of Trustees for such termination. The Fund will bear the fees and expenses incurred in connection with the custody, transfer agency and audit services that the Subsidiary receives. The expenses of the Subsidiary are not expected to be material in relation to the value of the Fund's assets and are consolidated into the expenses of the Fund.

To the extent they are applicable to the investment activities of the Subsidiary, the Subsidiary will be managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. As a result, the Adviser, in managing the Subsidiary's portfolio, is subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary's portfolio investments and interests in the Subsidiary. These policies and restrictions are described in detail in the Fund's SAI. The Fund's Chief Compliance Officer oversees implementation of the Subsidiary's policies and procedures, and makes periodic reports to the Fund's Board of Trustees regarding the Subsidiary's compliance with its policies and procedures.

12

The Fund and the Subsidiary are "commodity pools" under the U.S. Commodity Exchange Act, and the Adviser is a "commodity pool operator" registered with and regulated by the Commodity Futures Trading Commission ("CFTC").

Principal Investment Risks
The risk descriptions below provide a more detailed explanation of the principal investment risks that correspond to the risks described in the Fund Summary section of this Prospectus. In general, the Fund's investment strategies involve greater risks than the strategies used by a typical mutual fund. The following describes the common risks of the Fund.

IPM Program Strategy Risk
The profitability of any Fund investment IPM Program depends primarily on the ability of IPM to anticipate price movements in the relevant markets and underlying derivative instruments and futures contracts. Such price movements may be volatile and may be influenced by, among other things:

•	changes in interest rates;
•	governmental, trade, fiscal, monetary and exchange control programs and policies;
•	natural disasters, such as hurricanes;
•	changing supply and demand relationships;
•	changes in balances of payments and trade;
•	U.S. and international rates of inflation and deflation;
•	currency devaluations and revaluations;
•	U.S. and international political and economic events;
•	changes in philosophies and emotions of various market participants; and
•	changes in personnel.

The IPM Program may not take all (or any) of these factors into account.

The IPM Program involves actively trading derivative instruments using a variety of strategies and investment techniques that involve significant risks. Such derivative instruments may include futures, options and forward contracts and other derivative instruments that have inherent leverage and price volatility that result in greater risk than instruments used by a typical mutual fund, and the systematic programs used to trade them may rely on proprietary investment strategies that are not fully disclosed, which may in turn result in risks that are not anticipated. In addition, investment in the IPM Program will typically be subject to relatively high management fees, which further reduce the potential return of the Fund's or the Subsidiary's investments. These costs are in addition to the operating expenses associated with the Fund. The combined impact of these costs will have the effect of reducing the performance of the Fund.

The use of futures contracts, forward contracts and derivative instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an investment and results in increased volatility, which means the IPM Program (and indirectly the Fund through its investment exposure to the IPM Program) will have the potential for greater losses, as well as the potential for greater gains, than if the IPM Program did not employ leverage in its investment activity. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the IPM Program's exposure to an asset class and may cause the value of the Fund's investment in the IPM Program to be volatile. Accordingly, the Fund's NAV may be volatile because of its investment exposure to the IPM Program.

The trading decisions of the IPM Program are based in part on mathematical models, which are implemented as automated computer algorithms that investment professionals at IPM have developed over time. The successful operation of the automated computer algorithms on which the IPM Program's trading decisions are based is reliant upon IPM's information technology systems and its ability to ensure those systems remain operational and that appropriate disaster recovery procedures are in place. Further, as market dynamics shift over time, a previously highly successful model may become outdated, perhaps without IPM recognizing that fact before substantial losses are incurred. There can be no assurance that IPM will be successful in maintaining effective mathematical models and automated computer algorithms.

13

The notional value of exposure achieved by the Fund and its Subsidiary to the IPM Program is expected to be leveraged and such exposure may be by a multiple of more than four times the assets of the Subsidiary.

There is no assurance that the Fund's investment in a derivative instrument with leveraged exposure to certain investments and markets will enable the Fund to achieve its investment objective.

Cyber Security Risk
As part of its business, the Adviser processes, stores and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Adviser and Fund may be susceptible to operational and information security risk. Cyber security failures or breaches of the Adviser and Fund's other service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of the Fund's shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.

Derivatives Risk
Derivatives include instruments and contracts that are based on, and are valued in relation to, one or more underlying assets, financial benchmarks or indices, such as futures, options, swap agreements and forward contracts. The value of a derivative depends largely upon price movements in the underlying instrument. Many of the risks applicable to trading the underlying instrument are also applicable to derivatives trading. However, derivatives trading is subject to a number of additional risks. Transactions in certain derivatives are subject to clearance on a U.S. national exchange and to regulatory oversight, while other derivatives are subject to risks of trading in the over-the-counter markets or on non-U.S. exchanges. A small investment in derivative instruments could have a potentially large impact on the Fund's performance. Over-the-counter derivatives are subject to the risk of mispricing or improper valuation of the derivative.

Liquidity of Futures Contracts. The IPM Program utilizes futures as part of its strategy. Futures positions may be illiquid because certain commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as "daily price fluctuation limits" or "daily limits." Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a particular futures contract has increased or decreased by an amount equal to the daily limit, positions in that contract can neither be entered into nor liquidated unless traders are willing to effect trades at or within the limit. Futures prices have occasionally moved beyond the daily limits for several consecutive days with little or no trading. OTC instruments generally are not as liquid as instruments traded on recognized exchanges. These constraints could prevent the Fund from promptly liquidating unfavorable positions, thereby subjecting the Fund to substantial losses. In addition, the Commodity Futures Trading Commission ("CFTC") and various exchanges limit the number of positions that the Fund may indirectly hold or control in particular commodities.

Non-U.S. Futures Transactions. Foreign futures transactions involve the execution and clearing of trades on a foreign exchange. This is the case even if the foreign exchange is formally "linked" to a domestic exchange, whereby a trade executed on one exchange liquidates or establishes a position on the other exchange. No domestic organization regulates the activities of a foreign exchange, including the execution, delivery, and clearing of transactions on such an exchange, and no domestic regulator has the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country. Moreover, such laws or regulations will vary depending on the foreign country in which the transaction occurs. For these reasons, the Fund may not be afforded certain of the protections that apply to domestic transactions. In particular, funds received to margin foreign futures transactions may not be provided the same protections as funds received to margin futures transactions on domestic exchanges. In addition, the price of any foreign futures or option contract and, therefore, the resulting potential profit or loss, may be affected by any fluctuation in the foreign exchange rate between the time the order is placed and the foreign futures contract is liquidated or the foreign option contract is liquidated or exercised.

Forward Contracts. The IPM Program may utilize forward contracts that are not traded on exchanges and may not be regulated. There are no limitations on daily price movements of forward contracts. Banks and other dealers with which the Fund maintains accounts may require that the Fund deposit margin with respect to such trading. The Fund's counterparties are not required to continue making markets in such contracts. There have been periods during which certain counterparties have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the price at which the counterparty is prepared to buy and that at which it is prepared to sell). Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties. The imposition of credit controls by governmental authorities might limit such forward trading to less than the amount that the Adviser would otherwise recommend, to the possible detriment of the Fund.

14

Swap Agreements. The Fund may enter into swap agreements. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund's exposure to long-term or short-term interest rates, foreign currency values, corporate borrowing rates, or other factors such as security prices, baskets of securities, or inflation rates. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form of swap agreement if the Adviser determines that other forms are consistent with the Fund's investment objective and policies.

Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's portfolio. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, individual equity values or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, the value of a swap agreement is likely to decline if the counterparty's creditworthiness declines. Such a decrease in value might cause the Fund to incur losses.

Recent market developments related to swaps have prompted increased scrutiny with respect to these instruments. As a result of the Dodd-Frank Act, swaps are now subject to increased regulation than they were previously. Such regulation may limit the Fund's ability to use swaps and increase the cost of using swaps.

Fixed-Income Risk
A substantial portion of the Fund's assets may be invested in U.S. Treasuries or other short-term debt obligations. When interest rates change, the value of the Fund's fixed-income investments will be affected. Prices of fixed income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed income security prices and, accordingly, the Fund's share price. The longer the effective maturity and duration of the Fund's portfolio, the more the Fund's share price is likely to react to interest rates. Some fixed income securities give the issuer the option to call, or redeem, the securities before their maturity dates. If an issuer calls its security during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of callable issues are subject to increased price fluctuation. In addition, the Fund may be subject to extension risk, which occurs during a rising interest rate environment because certain obligations will be paid off by an issuer more slowly than anticipated, causing the value of those securities held by the Fund to fall.

The Fund's fixed income investments will primarily consist of U.S. government securities which include any security issued or guaranteed as to principal or interest by the United States, or by a person controlled by or supervised by and acting as an instrumentality of the government of the United States pursuant to authority granted by Congress of the United States or any certificate of deposit for any of the foregoing, including U.S. Treasury bonds and U.S. Treasury bills. U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Fixed income investments are also subject to "Credit Risk" discussed below.

Counterparty Risk
Certain of the derivatives entered into by the Fund or the Subsidiary may not be traded on an exchange but instead will be privately negotiated in the over-the-counter market. This means that these instruments are traded between counterparties based on contractual relationships. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. In addition, to the extent the Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

15

In situations in which the Fund is required to post margin or other collateral with a counterparty, including with a futures commission merchant or a clearing organization for futures or other derivative contracts, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty's own assets. As a result, in the event of the counterparty's bankruptcy or insolvency, the Fund's collateral may be subject to the conflicting claims of the counterparty's creditors and the Fund may be exposed to the risk of being treated as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

The Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Fund will not sustain a loss on a transaction as a result.
Transactions entered into by the Fund may be executed on various U.S. and non-U.S. exchanges, and may be cleared and settled through various clearing houses, custodians, depositories and prime brokers throughout the world. A failure by any such entity may lead to a loss to the Fund.

Credit Risk
Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated in the four highest categories (Standard & Poor's ("S&P") (AAA, AA, A and BBB), Fitch Ratings ("Fitch") (AAA, AA, A and BBB) or Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A and Baa)) by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value or default.

If a security issuer defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult to sell the security. Default, or the market's perception that an issuer is likely to default, could reduce the value and liquidity of securities, thereby reducing the value of your investment in Fund shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

When the Fund invests in over-the-counter derivatives (including options), it is assuming a credit risk with regard to the party with which it trades and also bears the risk of settlement default. These risks may differ materially from risks associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily mark-to-market and settlement, segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. Relying on any counterparty exposes the Fund to the risk that such counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If any counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease.

In addition, to the extent the Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

Currency Risk
The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar (or another reference currency), or, in the case of short positions, that the U.S. Dollar (or such other reference currency) will decline in value relative to the currency that the Fund is short. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies.
16

Emerging Market Risk
The Fund intends to have exposure to emerging markets due to the IPM Program's investments in certain stock index futures and foreign exchange instruments. Investing in emerging markets will, among other things, expose the Fund to all the risks described below in the Foreign Market Risk section, and you should review that section carefully. However, there are greater risks involved in investing in emerging market countries and/or their financial markets than there are in more developed countries and/or markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their financial markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. The Fund may be required to establish special custody or other arrangements before investing. In addition, because the securities settlement procedures are less developed in these countries, the Fund may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions. The possible establishment of exchange controls or freezes on the convertibility of currency might adversely affect an investment in assets traded in foreign markets.

Equity Risk
The Fund may invest in equity securities. Equity investment involves more volatility than debt and money market investments. The value the Fund's shares in equity can fluctuate as a result of changes in the overall stock market or the value of the individual company's equity security. The value of equity securities may be affected by the securities market, changes in economic conditions, general outlook for the company, interest rates, or investor sentiment. Equity investments may also be affected by the outlook for a particular sector or industry.

Foreign Market Risk
A substantial portion of the trades of the IPM Program are expected to take place on markets or exchanges outside the United States. There is no limit to the amount of assets of the Fund that may be committed to trading on foreign markets. The risk of loss in trading foreign futures and options on futures contracts can be substantial. Participation in foreign futures and options on futures contracts involves the execution and clearing of trades on, or subject to the rules of, a foreign board of trade or exchange. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals' markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Some foreign markets present additional risk, because they are not subject to the same degree of regulation as their U.S. counterparts. No U.S. regulatory agency or any domestic exchange regulates activities on any foreign boards of trade or exchanges (such as the execution, delivery and clearing of transactions) or has the power to compel enforcement of the rules of a foreign board of trade or exchange or of any applicable foreign laws. Similarly, the rights of market participants, in the event of the insolvency or bankruptcy of a foreign market or broker are also likely to be more limited than in the case of U.S. markets or brokers. As a result, in these markets, there is less legal and regulatory protection than that available domestically.

Additionally, trading on foreign exchanges is subject to the risks presented by exchange controls, expropriation, increased tax burdens and exposure to local economic declines and political instability. An adverse development with respect to any of these variables could reduce the profit or increase the loss earned on trades in the affected international markets. International trading activities are subject to foreign exchange risk.

Government Intervention and Regulatory Changes
The Dodd-Frank Act significantly revised and expanded the rulemaking, supervisory and enforcement authority of federal bank, securities and commodities regulators. There can be no assurance that future regulatory actions, including, but not limited to, those authorized by the Dodd-Frank Act will not adversely impact the Fund. Major changes could materially affect the profitability of the Fund or the value of investments made by the Fund or force the Fund to revise its investment strategy or divest certain of its investments. Any of these developments could expose the Fund to additional costs, taxes, liabilities, enforcement actions and reputational risk.

General Market Risk
The Fund's NAV and investment return will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which the Fund or the Subsidiary invests is based upon the market's perception of value and is not necessarily an objective measure of a security's value. There is no assurance that the Fund will realize its investment objective, and an investment in the Fund is not, by itself, a complete or balanced investment program. You could lose some or all of your money invested in the Fund, or the Fund could underperform other investments.
17

Leverage/Volatility Risk
The Fund may employ leverage and may invest in leveraged instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage will cause the value of the Fund's shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities or other investments. The Fund may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include the investment of collateral from loans of portfolio securities, or the use of when issued, delayed delivery or forward commitment transactions. Derivative contracts ordinarily have leverage inherent in their terms. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions could theoretically be subject to unlimited losses in cases where the Fund for any reason, is unable to close out the transaction.

Furthermore, derivative contracts are highly volatile and are subject to occasional rapid and substantial fluctuations. Consequently, you could lose all or substantially all of your investment in the Fund should the trading positions of the Fund suddenly turn unprofitable.

Liquidity Risk
The Fund may be subject to liquidity risk primarily due to investments in derivatives. The Fund may invest up to 15% of its net assets in illiquid securities or instruments. Certain derivatives, such as swaps, forward contracts and options may not be readily marketable and, therefore, may be deemed to be illiquid. An asset is not readily marketable if it cannot be sold within seven business days in the ordinary course of business for approximately the amount at which it is valued. Investments in illiquid assets involve the risk that the Fund may be unable to sell the asset or sell it at a reasonable price. In addition, the Fund may be required to liquidate positions or close out derivatives on unfavorable terms at a time contrary to the interests of the Fund in order to raise cash to pay redemptions.
An investment in derivatives is also subject to the risk that the Fund may not be able to terminate the derivatives effective on whatever date it chooses, or that the settlement of any early termination may depend on subsequent market movements. As a result, the Fund may be exposed to the risk of additional losses due to such delays.

Management Risk
The Adviser's judgments about the attractiveness, value and potential positive or negative performance of the IPM Program or any particular security or derivative in which the Fund invests or sells short may prove to be inaccurate and may not produce the desired results. In addition, because the Adviser seeks to invest fund assets in a manner designed to expose the Fund to 2/3 the level of risk of the IPM Program, the Fund will correspondingly be expected to have a similarly limited opportunity to participate in the returns of the IPM Program.

OTC Trading Risk
Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and lacks transparency with respect to the terms of OTC transactions. OTC derivatives are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. In addition, such derivative instruments are often highly customized and tailored to meet the needs of the counterparties. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

Portfolio Turnover Risk
The Fund is exposed to portfolio turnover risk through its exposure to the IPM Program, which may frequently buy and sell futures and futures-related instruments to rebalance its exposure to various market sectors. Higher portfolio turnover in the IPM Program may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities that will be deducted from the performance of the Fund's investment in the IPM Program. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

Regulatory Risk
Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, or market value, of an instrument held by the Fund or the Fund's performance.
18

Subsidiary Risk
The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders. While the Subsidiary has an independent board of directors that is responsible for overseeing the operations of the Subsidiary, the Fund's Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund's role as the sole member of the Subsidiary. Also, to the extent they are applicable to the investment activities of the Subsidiary, the Adviser will be subject to the same fundamental investment restrictions that apply to the management of the Fund in managing the Subsidiary's portfolio. It is not currently expected that interests in the Subsidiary will be sold or offered to investors other than the Fund.

Temporary Investments
To respond to adverse market, economic, political or other conditions, the Fund may invest up to 100% of total assets, without limitation, in high quality short-term debt securities and money market instruments or any derivative instrument meant to track the return of any such instrument. These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers' acceptances, U.S. Government securities and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that the Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Fund will bear its pro-rata portion of such money market funds' advisory fees and operational fees. The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure
A description of the Fund's policies regarding the release of portfolio holdings information is available in the Fund's Statement of Additional Information ("SAI"), which is available, free of charge by calling 1-888-838-0770 or on the Fund's website at www.equinoxfunds.com.

MANAGEMENT

Investment Adviser
Equinox Institutional Asset Management, LP, a Delaware limited partnership formed in 2003, serves as the investment adviser to the Fund. It has been registered with the Securities and Exchange Commission as an investment adviser since 2005 and registered with the Commodity Futures Trading Commission as a commodity pool operator since 2010. The Adviser's principal place of business is located at 47 Hulfish Street, Suite 510, Princeton, NJ 08542. The Adviser manages and supervises the investment of the Fund's assets on a discretionary basis. As of September 30, 2018, the Adviser had approximately $1.03 billion in assets under management. For its services, the Adviser is entitled to an investment advisory fee, which is calculated daily and paid monthly, at an annual rate of 1.68% of the Fund's average daily net assets. The Adviser has contractually agreed that through November 30, 2019, it will reduce its compensation and/or reimburse certain expenses for the Fund, to ensure that the Fund's total operating expenses, excluding taxes, Rule 12b-1 distribution fees or shareholder service fees, interest, extraordinary items, AFFE, and brokerage commissions, do not exceed, 1.83% (on an annual basis) of the Fund's average daily net assets. The Adviser shall be entitled to recover, subject to approval by the Board of Trustees of the Trust, such waived or reimbursed amounts for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. No reimbursement will occur unless the Fund's operating expenses are below the expense limitation amount.

For the most recent fiscal year ended June 30, 2018, the Adviser received a management fee net of waivers and expense reimbursements equal to 1.54% of the Fund's average daily net assets.

A discussion regarding the basis for the Board of Trustees' approval of the renewal of the investment advisory agreement with the Adviser is available in the Fund's annual report dated June 30, 2018.

Portfolio Managers
Dr. Ajay Dravid is the Chief Investment Officer of the Adviser and has been in this role since November 2014. Since 2011, Dr. Dravid has also served as the Managing Director of Portfolio Strategy for Equinox Fund Management, LLC ("Equinox Funds"), an affiliate of the Adviser. As a co-portfolio manager of Equinox Funds' mutual funds, Dr. Dravid is involved in day-to-day portfolio and risk management, as well as in developing and structuring new products. Prior to joining Equinox Funds, Dr. Dravid was a consultant and a member of the Executive Committee of Equinox Frontier Funds. Dr. Dravid has more than 30 years of experience in industry, academia, and financial services. From 2004 to 2006, he was President of Saranac Capital Management, a separate entity spun out from Citigroup to manage more than $3 billion in hedge fund assets. From 1996 to 2004, he was a Director and then a Managing Director at Salomon Brothers and Citigroup, where he helped to build and manage the hedge fund business and platforms. He was a co-portfolio manager for the Multi-Strategy Arbitrage funds, a quantitative analyst for Equity Long-Short funds, and the head of the Risk Committee. He was also involved in the structuring and marketing of funds and in client services. From 1993 to 1996, Dr. Dravid was a Vice President in the Asset Allocation Research Group of Salomon Brothers. Prior to this, he was an Assistant Professor of Finance at the Wharton School.
19

Dr. Dravid has published numerous papers in leading academic and practitioner journals including Journal of Finance, Journal of Financial Economics, and Journal of Derivatives. Dr. Dravid received a BSc in Physics from the University of Poona (India), an MA in Physics from SUNY at Stony Brook, an MBA in Finance and Marketing from the University of Rochester, and a PhD in Finance from the Graduate School of Business at Stanford University. He holds a securities license Series 7 and CFTC/NFA Series 3 registration.

Dr. Rufus Rankin is the Director of Research for the Adviser and has been in this role since November 2014. Since 2011, Dr. Rankin has also served as Director of Portfolio Management for Equinox Fund Management, LLC, an affiliate of the Adviser. Dr. Rankin works on the conception, development and implementation of new products and distribution strategies for investment products managed by Equinox Funds, a role that requires daily contact with and evaluation of CTAs, and other alternative investment managers. He is a co-portfolio manager of the firm's mutual funds. Prior to his current role, he was Product Development Manager at Solon Capital, LLC, an affiliate of the Adviser. Before then, he performed sales at SEI from August 2005 to February 2009, and was previously at Morgan Stanley from September 2004 to August 2005. Dr. Rankin holds a BA in Philosophy and a Masters in International Studies from North Carolina State University and a Doctorate of Business Administration from Grenoble Ecole de Management. His doctoral dissertation focused on statistical methods of enhancing multi-manager and multi-asset portfolio diversification, with an emphasis on portfolios of CTAs and Hedge Funds.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.

In addition to investment advisory fees, the Fund pays other expenses including costs incurred in connection with the maintenance of its securities law registration, printing and mailing prospectuses and SAIs to shareholders, certain financial accounting services, taxes or governmental fees, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustee and shareholders meetings.

Investment Subsidiary
The Subsidiary is a limited liability company organized under the laws of the state of Delaware with Equinox as its manager. The Fund is the sole member of the Subsidiary. It is not currently expected that interests in the Subsidiary will be sold or offered to other investors. If, at any time, the Subsidiary proposes to offer or sell its interests to any investor other than the Fund, Fund shareholders will receive 60 days prior notice of such offer or sale.

As with the Fund, the Adviser is responsible for the Subsidiary's day-to-day business pursuant to an investment advisory agreement with the Subsidiary. Under the terms of the agreement, the Adviser provides the Subsidiary with management services, under the same terms, as are provided to the Fund. As the manager of the Subsidiary, the Adviser has appointed IPM as trading adviser for the Subsidiary pursuant to a trading advisory agreement between the Subsidiary, the Adviser and IPM. The Adviser pays IPM a fee for its services in connection with such trading advisory agreement. The Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and audit services with the same service providers that provide those services to the Fund.

The Fund and Subsidiary pay the Adviser a fee for its services. The Adviser has contractually agreed, for so long as the Fund invests in the Subsidiary, to waive the fee it receives from the Fund in an amount equal to the management fee paid to the Adviser by the Subsidiary. This undertaking will continue in effect for as long as the investment advisory agreement between the Subsidiary and the Adviser is in place, and may not be terminated by the Adviser unless the Adviser first obtains the prior approval of the Fund's Board of Trustees for such termination. The Subsidiary will also bear the fees and expenses incurred in connection with the custody, transfer agency and audit services that it receives. The Fund will bear the fees and expenses incurred in connection with the custody, transfer agency and audit services that the Subsidiary receives. The expenses of the Subsidiary are not expected be material in relation to the value of the Fund's assets and are consolidated into the expenses of the Fund.
20

The Subsidiary will be managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. As a result, the Adviser, in managing the Subsidiary's portfolio, is subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary's portfolio investments and interests in the Subsidiary. These policies and restrictions are described in detail in the Fund's SAI. The Fund's Chief Compliance Officer oversees implementation of the Subsidiary's policies and procedures, and makes periodic reports to the Fund's Board regarding the Subsidiary's compliance with its policies and procedures.

The financial statements of the Subsidiary will be included in the Fund's annual and semi-annual reports or will be consolidated with those of the Fund as may be required. The Fund's annual and semi-annual reports are distributed to shareholders, and copies of the reports are provided without charge upon request as indicated on the back cover of this Prospectus. Please refer to the SAI for additional information about the organization and management of the Subsidiary.

HOW SHARES ARE PRICED

Shares of the Fund are sold at net asset value ("NAV"). The NAV of the Fund is determined at close of regular trading (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Fund's securities are valued each day at the last quoted sales price on each security's primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid ask prices on such exchanges. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the "fair value" procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to a fair value team composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) Advisor and/or sub-Advisor. The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Fund may use independent pricing services to assist in calculating the value of the Fund's securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. Because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of some of the Fund's portfolio securities may change on days when you may not be able to buy or sell Fund shares.
21

In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund's portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Advisor may need to price the security using the Fund's fair value pricing guidelines.  Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund's assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund's net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

More information about the valuation of the Fund's holdings is provided in the SAI.

HOW TO PURCHASE SHARES

SHARE CLASSES
Presently, the Fund offers a single class of shares, Class I. Class I shares are designed for institutional investors. You should weigh the impact of all potential costs over the life of your investment before making your initial investment. Class I shares may not be available for purchase in all states.

MINIMUM AND ADDITIONAL INVESTMENT AMOUNTS
Shares representing interests in the Fund are offered continuously for sale by the Distributor. You can purchase Class I shares of the Fund through certain broker-dealers or directly through the transfer agent of the Fund, as discussed below. Shares of the Fund are offered only to residents of states in which the shares are registered or qualified. No share certificates are issued in connection with the purchase of Fund shares. Listed below are the minimum investment amounts for Class I shares. The Fund reserves the right to modify, reduce or waive the minimum initial investment requirement for any investor. You may purchase shares of the Fund through a financial intermediary who may charge you a commission on your purchase, may charge additional fees, and may require different minimum investments or impose other limitations on buying or selling shares of the Fund.

Purchase Amounts Class I

Minimum initial investment                                                                                                                                                                                                           $200,000,000
Minimum subsequent investment                                                                                                                                                                                                No Minimum

In the event your financial intermediary modifies or terminates its relationship with the Trust, your shares may be redeemed by the Trust unless you make arrangements to (a) transfer your Fund shares to another financial intermediary that is authorized to process Fund orders or (b) establish a direct account with the Trust's transfer agent by following the instructions under "Purchasing Shares." To open an account directly with the Fund, you must meet the minimum initial investment amount or, if available, exchange your shares for shares of another class in which you are eligible to invest.

In addition, the availability of certain classes of shares may be limited to certain intermediary platforms, which means that your eligibility to purchase a specific class of Fund shares may depend on whether your intermediary offers that class.

The Trust is not responsible for any loss in an investor's account or tax liability resulting from an involuntary redemption.

There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from the Fund. The Fund may change the investment minimums at any time. The Fund may waive the minimum initial investment requirement in the case of omnibus account arrangements with certain financial intermediaries or in respect of purchases through certain selling brokers if the Adviser reasonably expects that such purchases in the aggregate will exceed the minimum initial investment.
22

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, savings and loan, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to the name of the Fund. The Fund will not accept payment in cash, including cashier's checks or money orders. The Fund does not accept postdated checks or any conditional order or payment. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares.

Note: U.S. Bancorp Fund Services, LLC, the Fund's transfer agent, will charge a $25 fee against a shareholder's account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.  As requested on the application, you must supply your full name, date of birth, social security number, and permanent street address. Effective May 11, 2018, if you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.) you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. This information will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder's identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Class I Shares
Sales of the Fund's Class I shares are not subject to a front-end sales charge, contingent deferred sales charge or a Rule 12b-1 fee. The minimum initial investment in the Class I shares is $200,000,000 and subsequent investments may be made in any amount.

PURCHASING SHARES
You may purchase shares of the Fund by sending a completed application form to the following address by either regular or overnight mail:

Address for Regular Mail:	Address for Overnight Mail:
Equinox IPM Systematic Macro Fund	Equinox IPM Systematic Macro Fund
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
P.O. Box 701	615 E. Michigan St., 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202-5207
1-888-838-0770	1-888-838-0770

23

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the transfer agent's offices.

When Order is Processed
All shares will be purchased at the NAV, plus any applicable sales charges, per share next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before 4:00 p.m. (Eastern time) will be executed on that same day. Requests received after 4:00 p.m. (Eastern time) will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order. "Good Order" means your purchase request includes:
•	the name of the Fund and share class;
•	the dollar amount of shares to be purchased;
•	a completed purchase application or investment stub; and
•	a check payable to the Fund.

PURCHASING BY TELEPHONE
Investors may purchase additional shares of the Fund by calling the transfer agent at 1-888-838-0770. If you elected this option on your account application, and your account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. You must have banking information established on your account prior to making a purchase. If your order is received prior to 4 p.m. Eastern time, your shares will be purchased at the net asset value calculated on the day your order is placed.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

PURCHASES THROUGH BROKERS
You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund's distributor. These brokers and agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set its own initial and subsequent investment minimums. You may be required to pay a commission to your broker or financial intermediary depending on your arrangement with them and you may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund. In the event your broker modifies or terminates its relationship with the Trust, your shares may be subject to involuntary redemption unless you make arrangements to (a) transfer your Fund shares to another financial intermediary that is authorized to process Fund orders or (b) establish a direct account with the Trust's transfer agent by following the instructions under "Purchasing Shares." Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. Contact your financial intermediary for specific information with respect to the financial intermediary's policies regarding minimum purchase and minimum balance requirements and involuntary redemption, which may differ from what is described throughout this Prospectus.

PURCHASES BY WIRE
Initial Investment – By wire
If you are making your first investment in the Fund, before you wire funds, the transfer agent must have a completed account application. You may mail or overnight deliver your account application to the transfer agent. Upon receipt of your completed account application, the transfer agent will establish an account for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include both the name of the Fund you are purchasing, the account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:
24

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022
Credit:
U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit:
Equinox Campbell Strategy Fund
(shareholder registration)
(shareholder account number)

Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

For Subsequent Investments – By wire
Before sending your wire, please contact the transfer agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. Your bank may charge you a fee for wiring same-day funds.

AUTOMATIC INVESTMENT PLAN
You may participate in the Fund's Automatic Investment Plan, an investment plan that automatically takes money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $25 on specified days of each month into your established Fund account. Please contact the Fund at 1-888-838-0770 for more information about the Fund's Automatic Investment Plan.

HOW TO EXCHANGE SHARES

You may exchange shares of a class of the Fund for shares of the same class of the Equinox Campbell Strategy Fund. The Equinox Campbell Strategy Fund is offered through a separate prospectus, which is available online at www.equinoxfunds.com/documents, by calling (888) 838-0770 or by sending an e-mail request to Invest@equinoxfunds.com. Exchanges may be effected by (i) by writing to the Fund at Equinox IPM Systematic Macro Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or (ii) by calling the Funds toll-free at 888-838-0770. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

An exchange between the Fund and the Equinox Campbell Strategy Fund means that you purchase shares of Equinox Campbell Strategy Fund using the proceeds from the simultaneous redemption of your shares in Equinox IPM Systematic Macro Fund. Redemption and purchase of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your exchange request. Such an exchange will be treated as a sale for Federal income tax purposes. See the section entitled "More Information about Taxes" in the Fund's prospectus for a discussion of the tax consequences of an exchange (sale) of shares in the Fund for shares in a different Equinox Fund.

Exchange transactions will be subject to the minimum investment amount and other requirements of the particular class of the fund into which the exchange is desired to be made. Unless a waiver of the minimum account balance has been granted, an exchange may not be made if the exchange would leave a balance of less than the Fund's minimum investment requirement for a new account.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Fund. Notwithstanding the foregoing, the Fund reserves the right to reject any purchase request (including exchange purchases from another Equinox Fund) that is deemed to be disruptive to efficient portfolio management. For more information about the Fund's policy on excessive trading, refer to the section entitled "Frequent Purchases and Redemptions of Fund Shares."

To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in an account with a financial intermediary, contact the financial intermediary. The Fund may terminate or modify the exchange offer described here at any time.
25

HOW TO REDEEM SHARES

REDEMPTION REQUESTS

You will be entitled to redeem all or any portion of the shares credited to your accounts by submitting a written request for redemption by regular, express or overnight mail to:

Address for Regular Mail:	Address for Overnight Mail:
Equinox IPM Systematic Macro Fund	Equinox IPM Systematic Macro Fund
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
P.O. Box 701	615 E. Michigan St., 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202-5207
1-888-838-0770	1-888-838-0770

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the transfer agent's offices.

The Fund typically sends the redemption proceeds on the next business day (a day when the NYSE is open for normal business) after the redemption request is received in good order and prior to market close, regardless of whether the redemption proceeds are sent via check, wire, or automated clearing house (ACH) transfer. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for up to seven days, as permitted by federal securities law.

Your proceeds (less any applicable CDSC) will be delivered by the method you choose. If you choose to have your proceeds delivered by mail, a check generally will be mailed to you on the business day after the redemption request is received in good order and prior to market close. You may also choose to redeem by wire or via the ACH system to your bank (see below). Your bank may charge you a fee.

REDEEMING BY TELEPHONE
In order to utilize the telephone redemption option, you must indicate that option on your Account Application. You may then initiate a redemption of Shares that does not exceed $50,000 by calling the transfer agent at 1-888-838-0770.

Investors may have a check sent to the address of record, proceeds may be wired to a shareholder's bank account of record, or funds may be sent via electronic funds transfer through the Automated Clearing House (ACH) network, also to the bank account of record. Proceeds (less any applicable CDSC) will generally be wired on the next business day. A wire fee (currently $15) will be deducted from the proceeds. Your bank may charge you a fee. The investor does not incur any charge when proceeds are sent via the ACH system. Proceeds through the ACH network (less any applicable CDSC) will generally be sent on the next business day and may take 2 to 3 business days to be credited to your account. Your bank may charge you a fee. The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the address on the account has changed within the previous 30 calendar days.

Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

Before executing an instruction received by telephone, the transfer agent will use reasonable procedures to confirm that the telephone instructions are genuine. The telephone call may be recorded and the caller may be asked to verify certain personal identification information. If the Fund or its agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes fraudulent or unauthorized requests. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

IRA AND OTHER RETIREMENT PLAN REDEMPTIONS
If you have an IRA or other retirement plan, you must indicate on your written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election to have tax withheld will be subject to 10% withholding.

WIRE REDEMPTIONS
If you request your redemption by wire transfer, proceeds (less any applicable CDSC) will generally be wired on the next business day. A wire fee (currently $15) will be deducted from the proceeds. Your bank may charge you a fee.

26

SYSTEMATIC WITHDRAWAL PLAN
As another convenience, you may redeem your Fund shares through the Systematic Withdrawal Plan. Under the Plan, you may choose to receive a specified dollar amount, generated from the redemption of shares in your account, on a monthly, quarterly or annual basis. In order to participate in the Plan, your account balance must be at least $10,000 and each payment should be a minimum of $100. If you elect this method of redemption, the Fund will send a check to your address of record or will send the payment via electronic funds transfer through the Automated Clearing House (ACH) network directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account. This Program may be terminated at any time by the Fund. You may also elect to terminate your participation in this Plan at any time by contacting the Transfer Agent at least five days prior to the next scheduled withdrawal.

A withdrawal under the Plan involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount requested to be withdrawn exceeds the amount available in your account, which includes any dividends credited to your account, the account will ultimately be depleted.

REDEMPTIONS IN KIND
The Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities ("redemption in kind"). The securities will be chosen by the Fund and valued under the Fund's net asset value procedures. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses, including taxes, in converting these securities to cash.

WHEN REDEMPTIONS ARE SENT
Once the Fund receives your redemption request in "good order" (as described below), it will issue a check based on the next determined NAV following your redemption request. Before selling recently purchased shares, please note that if the Fund's transfer agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 10 calendar days from the purchase date. This procedure is intended to protect the Fund and its shareholders from loss.

RIGHTS RESERVED BY THE FUND
The Fund reserves the right to:

• reject any purchase order;

• suspend the offering of shares;

• vary the initial and subsequent investment minimums;

• waive the minimum investment requirement for any investor;

• redeem accounts with balances below the minimum after 30 days' written notice;

• redeem your shares in the event your financial intermediary's relationship with the Trust is modified or terminated;

•	subject to applicable law, redeem your shares in other circumstances determined by the Board to be in the best interest of the Trust; and

•	redeem your shares if you hold your shares through a financial intermediary and you propose to transfer your shares to another financial intermediary that does not have a relationship with the Trust.

The Trust will not be responsible for any loss in an investor's account or tax liability resulting from an involuntary redemption.

GOOD ORDER
Your redemption request will be processed if it is in "Good Order." To be in Good Order, the following conditions must be satisfied:

•	The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;
•	The request must identify your account number;
•	The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and
•
If you request that the redemption proceeds to be sent to an address other than that of record, or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

27

WHEN YOU NEED SIGNATURE GUARANTEES

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program ("STAMP"). A notary public is not an acceptable signature guarantor.

A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required in the following situations:

•	If ownership is being changed on your account;
•	When redemption proceeds are payable or sent to any person, address or bank account not on record;
•	When a redemption is received by the transfer agent and the account address has changed within the last 30 calendar days;
•	For all redemptions in excess of $50,000 from any shareholder account.

The Fund may waive any of the above requirements in certain instances. In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

REDEEMING THROUGH BROKERS
If shares of the Fund are held by a broker-dealer, financial institution, or other servicing agent, you must contact that servicing agent to redeem shares of the Fund. The servicing agent may charge a fee for this service.

LOW BALANCES
For regular accounts, if at any time your account balance falls below $1,000 or there has been no shareholder activity in the account for the past 12 months, the Fund may notify you that, unless the account is brought up to at least $1,000 or you initiate activity in the account within 60 days of the notice; your account could be closed. After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below $1,000 due to a decline in NAV.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund discourages and does not accommodate market timing. Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund's investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Fund's Board of Trustees has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently uses several methods to reduce the risk of market timing. These methods include:
•	committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund's "Market Timing Trading Policy," and
•	Assessing a redemption fee for short-term trading.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders.

Based on the frequency of redemptions in your account, the Adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund's Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

28

The Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the Adviser will be liable for any losses resulting from rejected purchase orders. The Adviser may also bar an investor who has violated these policies (and the investor's financial advisor) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund. While the Fund will encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request. If the Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

Lost Shareholders, Inactive Accounts and Unclaimed Property

It is important that the Fund maintains a correct address for each investor. An incorrect address may cause an investor's account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the investor or rightful owner of the account. If the Fund is unable to locate the investor, then they will determine whether the investor's account can legally be considered abandoned. Mutual fund accounts may be transferred to the state government of an investor's state of residence if no activity occurs within the account during the "inactivity period" specified in the applicable state's abandoned property laws, which varies by state. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state's unclaimed property administrator in accordance with statutory requirements. The investor's last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent toll-free at 1-888-838-0770 at least annually to ensure your account remains in active status. Investors who are residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Fund to complete a Texas Designation of Representative form.

DISTRIBUTIONS

Dividends from net investment income and distributions of net capital gain, if any, are declared and paid annually to you. The amount of any distribution will vary and there is no guarantee that the Fund will pay either an income dividend or a capital gain distribution.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). Shares become entitled to receive distributions on the day after the shares are issued. If you invest in the Fund shortly before the ex-dividend date of a taxable distribution, the distribution will lower the value of the Fund's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution

Choosing a Distribution Option
When you complete your account application, you may choose from four distribution options:

1.	You may invest all income dividends and capital gains distributions in additional shares of the Fund. This option is assigned automatically if no other choice is made.
2.	You may elect to receive income dividends and capital gains distributions in cash.
3.	You may elect to receive income dividends in cash and to reinvest capital gains distributions in additional shares of the Fund.
4.	You may elect to receive capital gains distributions in cash and to reinvest income dividends in additional shares of the Fund.

If you elect to receive distributions and dividends by check and the post office cannot deliver your check and your proper address cannot be determined, the Fund reserves the right to reinvest the distribution check in your account at the Fund's then current NAV per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received. You may change your election at any time. Your request for a change must be received in writing or by calling the transfer agent at 1-888-838-0770 at least five days prior to the record date for the distribution.

29

MORE INFORMATION ABOUT TAXES

The tax information in this Prospectus is provided only for general information purposes and only for U.S. taxpayers; and therefore should not be considered as tax advice or relied on by a shareholder or prospective investor.

General. The Fund intends to qualify annually to be treated as a RIC under the Code. As such, the Fund will not be subject to federal income tax on the earnings it distributes to shareholders provided it satisfies certain requirements and restrictions set forth in the Code, one of which is to distribute to the Fund's shareholders substantially all of the Fund's income and gains each year. If for any taxable year the Fund fails to qualify as a RIC (1) the Fund will be subject to tax in the same manner as an ordinary corporation and thus will be subject to tax on a graduated basis at the corporate tax rates then in effect; and (2) all distributions from the Fund's earnings and profits (as determined under federal income tax principles) will be taxable as ordinary dividend income eligible for the dividends-received deduction for corporate shareholders and the non-corporate shareholder long-term capital gains tax rate for "qualified dividend income" and ordinary tax rates for all other distributions except for those treated as a return of capital or substitute dividends with respect to dividends paid on securities lent out by the Fund. In addition, dividends paid on securities lent out by the Fund may not qualify for the dividends received deduction.

Distributions. The Fund will make distributions to you that may be taxed as ordinary income or capital gains (which may be taxed at different rates depending on the length of time the Fund holds its assets). The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions are taxable whether you reinvest such distributions in additional shares of the Fund or choose to receive cash. Unless you are investing through a tax-deferred retirement account (such as a 401(k) or an IRA), you should consider avoiding a purchase of Fund shares shortly before the Fund makes a distribution, because making such a purchase can increase your taxes and the cost of the shares. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the Fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received even if you reinvest it in more shares and have to pay the tax due on the dividend without receiving any cash to pay the taxes. To avoid "buying a dividend," check the Fund's distribution schedule before you invest.

Ordinary Income. Net investment income (except for qualified dividends and income designated as tax-exempt), distributions of income from securities lending, and short-term capital gains (based on the Fund's holding period) that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares. Certain dividends distributed to non-corporate shareholders and designated by the Fund as "qualified dividend income" are eligible for the long-term capital gains tax rates. Short term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.

Net Capital Gains. Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains (based on the Fund's holding period) for federal income tax purposes regardless of how long you have held your Fund shares.

Sale or Exchange of Shares. It is a taxable event for you if you sell or exchange shares of the Fund including if the exchange is for the same share class of another fund in the Equinox Family of Funds. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction. Any realized gain will be taxable to you and, generally, will be capital gain, assuming you held the shares of the Fund as a capital asset. The capital gain will be long-term or short-term depending on how long you have held your shares in the Fund. Sales of shares of the Fund that you have held for twelve months or less will be a short-term capital gain or loss and if held for more than twelve months will constitute a long-term capital gain or loss. Any loss realized by a shareholder on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by you and disallowed to the extent of any distributions of tax-exempt interest dividends, if any, received by you with respect to such shares.

Return of Capital. If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be re-characterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.
30

Medicare Contribution Tax. U.S. individuals with income exceeding $200,000 ($250,000, if married and filing jointly and $125,000, if married and filing separately) will be subject to a 3.8% Medicare contribution tax on net investment income including interest (excluding tax-exempt interest), dividends and capital gains. If applicable, the tax will be imposed on the lesser of the individual's (i) net investment income or (ii) the excess of modified adjusted gross income over $200,000 ($250,000 if married and filing jointly).

Backup Withholding. The Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service ("IRS") that they are subject to backup withholding. The current backup withholding rate is 24%.

State and Local Income Taxes. This Prospectus does not discuss the state and local tax consequences of an investment in the Fund. You are urged and advised to consult your own tax adviser concerning state and local taxes, which may have different consequences from those of the federal income tax laws.

Non-U.S. Shareholders. Non-U.S. shareholders may be subject to U.S. tax as a result of an investment in the Fund. The Fund is required to withhold 30% tax on certain payments made to foreign entities that do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act. This Prospectus does not discuss the U.S. or foreign country tax consequences of an investment by a non-U.S. shareholder in the Fund. Accordingly, non-U.S. shareholders are urged and advised to consult their own tax advisers as to the U.S. and foreign country tax consequences of an investment in the Fund.

Basis Reporting and Holding Periods. A shareholder is responsible for tracking the tax basis and holding periods of the shareholder's shares in the Fund for federal income tax purposes. However, RICs, such as the Fund, must report cost basis information to you and the IRS when a shareholder sells or exchanges shares that are not in a tax deferred retirement account. The Fund will permit shareholders to elect from among several IRS accepted cost basis methods.

Statements and Notices. You will receive an annual statement outlining the tax status of your distributions. You may also receive written notices of certain foreign taxes and distributions paid by the Fund during the prior taxable year.

Important Tax Reporting Considerations. For shares of the Fund redeemed, your financial intermediary or the Fund (if a shareholder holds the shares in the Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the IRS. This information will also be reported to a shareholder on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of the Fund's shares purchased after January 1, 2012 unless the shareholder instructs the Fund in writing that the shareholder wants to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If the shareholder designates SLID as the shareholder's tax cost basis method, the shareholder will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Fund will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals. If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its account application or by written instruction, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

This section is only a summary of some important income tax considerations that may affect your investment in the Fund. More information regarding these considerations is included in the Fund's SAI. You are urged and advised to consult your own tax adviser regarding the effects of an investment in the Fund on your tax situation.

DISTRIBUTION OF SHARES

Distributor
Northern Lights Distributors, LLC, 17605 Wright Street, Omaha, Nebraska 68130, is the distributor for the shares of the Fund. Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Shares of the Fund are offered on a continuous basis.

Additional Compensation to Financial Intermediaries
The Fund's distributor, its Adviser and their affiliates may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund. Financial intermediaries include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement with the Fund. These payments are over and above Rule 12b-1 fees, sales charges or servicing fees which are disclosed elsewhere in this Prospectus. These payments are generally made to financial intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs. These payments may also be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Adviser and its affiliates may also pay cash compensation in the form of finder's fees that vary depending on the dollar amount of shares sold. The distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms. Such incentives may, at the distributor's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

31

If investment advisers, underwriters/distributors or affiliates of mutual funds (including those of the Fund) pay bonuses and incentives in differing amounts, intermediaries and their representatives may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial intermediary and its representatives may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the intermediary as to compensation received by your financial advisor.

Although the Fund may use firms that sell Fund shares to effect portfolio transactions for the Fund, the Fund and the Adviser will not consider the sale of Fund shares as a factor when choosing firms to effect those transactions.

Householding
To reduce expenses, the Fund will mail only one copy of the Prospectus and each annual and semi-annual report to those addresses share by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-888-838-0770 on days the Fund is open for business or contact your financial institution. The Fund will begin sending you individual copies thirty days after receiving your request.

32

FINANCIAL HIGHLIGHTS

The consolidated financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. The consolidated financial highlights include the financial performance of the Fund's Subsidiary. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund has been derived from the consolidated financial statements audited by RSM US LLP, an independent registered public accounting firm, whose report, along with the Fund's consolidated financial statements, are included in the Fund's June 30, 2018 annual report to shareholders, which is available upon request.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period.
	Class I
	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Period Ended June 30, 2016(1)

Net Asset Value, Beginning of Period	$10.22	$10.67	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(2)	(0.13)	(0.16)	(0.17)
Net realized and unrealized gain on investments and futures contracts	0.27	0.26	0.84
Total Income from Investment Operations	0.14	0.10	0.67
LESS DISTRIBUTIONS:
From net realized gains	--	(0.55)	--
Total Distributions	--	(0.55)	--
Net Asset Value, End of Period	$10.36	$10.22	$10.67
Total Return(3)	1.37%	1.08%(4)	6.70%(5)(6)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$411,567	$481,858	$584,646
Ratio of gross expenses to average net assets (including interest expense)(7)(8)	2.07%	2.05%	2.08%(10)
Ratio of net expenses to average net assets (including interest expense)(9)	1.89%	1.94%	1.82(10)
Ratio of net investment loss to average net assets	(1.12)%	(1.59)%	(1.58)(10)
Portfolio turnover rate	0%	0%	0%(5)

(1)	The Equinox IPM Systematic Macro Fund commenced operations on July 6, 2015.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)
Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized. Total returns would be lower absent fee waivers.

(4)	For the period ended June 30, 2017, the Fund's total return was not impacted by the voluntary reimbursement by a related party.
(5)	Not annualized.
(6)	For the period ended June 30, 2016, 0.10% of the Fund's total return consisted of a voluntary reimbursement by a related party. Excluding this item, total return would have been 6.60%.
(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(8)	Ratio of gross expenses to average net assets excluding interest expense (7) 2.05% 2.00% 2.03%(10)
(9)	Ratio of net expenses to average net assets excluding interest expense: 1.87% 1.89% 1.77%(10)
(10)	Annualized.

33

                                                                                      Equinox IPM Systematic Macro Fund

Adviser                                                                     Equinox Institutional Asset Management, LP
                                                                                      47 Hulfish Street, Suite 510
                                                                                      Princeton, NJ 08542

Independent Registered Public Accounting
Firm                                                                           RSM US LLP
                                                                                   555 Seventeenth Street
                                                                                      Suite 1000
                                                                                      Denver, CO 80202-3910

Custodian                                                                 U.S. Bank, N.A.
                                                                                      1555 N. River Center Drive
                                                                                      Milwaukee, WI 53212

Distributor                                                                Northern Lights Distributors, LLC
                                                                                      17605 Wright Street
                                                                                      Omaha, NE 68130

Legal Counsel                                                          Pepper Hamilton LLP
                                                                                     3000 Two Logan Square
                                                                                     18th & Arch Streets Philadelphia,
                                                                                     PA 19103

Transfer Agent                                                        U.S. Bancorp Fund Services, LLC
                                                                                     615 East Michigan Street
                                                                                     Milwaukee, WI 53202

Additional information about the Fund is included in the Fund's SAI. The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Fund's policies and management. Additional information about the Fund's investments will also be available in the Fund's Annual and
 Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI and, when issued, the Annual and Semi-Annual Reports to Shareholders, or other information about the Fund, or to make shareholder inquiries about the Fund, please call 1-888-838-0770 or visit the Fund's website at www.equinoxfunds.com. You may also write to:

Address for Regular Mail:	Address for Overnight Mail:
Equinox IPM Systematic Macro Fund	Equinox IPM Systematic Macro Fund
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
P.O. Box 701	615 E. Michigan St., 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202-5207
1-888-838-0770	1-888-838-0770

You may review and obtain copies of the Fund's information at the SEC Public Reference Room in Washington, D.C. Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

(The Trust's SEC Investment Company Act file number is 811‑22447.)
34

STATEMENT OF ADDITIONAL INFORMATION | November 1, 2018

EQUINOX FUNDS

EQUINOX FUNDS TRUST

Equinox IPM Systematic Macro Fund

Class I: EQIPX

Investment Adviser:
Equinox Institutional Asset Management, LP

This Statement of Additional Information ("SAI") is not a prospectus. It is intended to provide additional information about the activities and operations of Equinox Funds Trust (the "Trust") and the Equinox IPM Systematic Macro Fund (the "Fund"), a series of the Trust, and should be read in conjunction with the Fund's current prospectus, dated November 1, 2018 as amended or supplemented from time to time (the "Prospectus").

This SAI has been incorporated by reference in its entirety into the Prospectus. The Fund's audited consolidated financial statements and the notes thereto, which are included in the Fund's annual report to shareholders dated June 30, 2018, are incorporated into this SAI by reference. A copy of the Prospectus and annual report to shareholders (when available) may be obtained without charge, upon request, by calling toll-free 1‑888‑643‑3431 or by visiting the Fund's website at www.equinoxfunds.com.

TABLE OF CONTENTS
THE TRUST	1
DESCRIPTION OF PERMITTED INVESTMENTS	1
INVESTMENT LIMITATIONS	18
THE ADVISER	20
PORTFOLIO MANAGERS	23
THE DISTRIBUTOR	25
PAYMENTS TO FINANCIAL INTERMEDIARIES	26
THE ADMINISTRATOR	26
FUND ACCOUNTING	28
TRANSFER AGENT	29
THE CUSTODIAN	30
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	30
LEGAL COUNSEL	30
COMPLIANCE SERVICES	31
TRUSTEES AND OFFICERS OF THE TRUST	31
PURCHASE, REDEMPTION AND PRICING OF SHARES	66
TAXES	69
BROKERAGE ALLOCATION AND OTHER FUND BROKERAGE PRACTICES	85
PORTFOLIO HOLDINGS DISCLOSURE	88
CAPITAL STOCK AND OTHER SECURITIES	90
ANTI-MONEY LAUNDERING PROGRAM	90
LIMITATION OF TRUSTEES' LIABILITY	91
CODES OF ETHICS	92
CONSOLIDATED FINANCIAL STATEMENTS	92
APPENDIX A – DESCRIPTION OF SECURITIES RATINGSA-	A-1
APPENDIX B – ADVISER'S PROXY VOTING POLICIESB-	B-1

THE TRUST

The Trust is an open-end management investment company established under Delaware law as a statutory trust, and was organized on June 2, 2010. The Fund is a separate series of the Trust that commenced operations on July 6, 2015. The Trust offers other mutual fund series in addition to the Fund. The Fund issues Class I shares. The Trust is governed by its Board of Trustees (the "Board" or "Trustees"). Each share of the Fund represents an equal proportionate interest in the Fund. See "Capital Stock and Other Securities."

DESCRIPTION OF PERMITTED INVESTMENTS

The Fund is diversified.  This means that for 75% of its total assets, the Fund may not invest more than 5% of its total assets in securities of a single issuer or hold more than 10% of the outstanding voting shares of a single issuer.  Under applicable federal securities laws, the diversification of a mutual fund's holdings is measured at the time a fund purchases a security.  However, if a fund purchases a security and holds it for a period of time, the security may become a larger percentage of the fund's total assets due to movements in the financial markets.  If the market affects several securities held by a fund, the fund may have a greater percentage of its assets invested in securities of fewer issuers.  Accordingly, a fund would be subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite the fund qualifying as a diversified fund under applicable federal securities laws.

The Fund is an open-end investment company and will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with the Fund's investment objective and permitted by the Fund's stated investment policies.

Subsidiary. The Fund may invest in a wholly-owned and controlled subsidiary (the "Subsidiary") formed under the laws of the State of Delaware, which is expected to invest primarily in (i) pooled investment vehicles, including those that are not registered under the 1940 Act, (ii) futures, option and swap contracts; (iii) fixed income securities, including securities issued by the U.S. government, and money market funds, (iv) structured notes; (v) foreign exchange currency forwards and (vi) other investments intended to serve as margin or collateral for the Subsidiary's derivatives positions. As a result, the Fund may be considered to be investing indirectly in these investments through its Subsidiary. For that reason, and for the sake of convenience, references in this SAI to the Fund may also include the Subsidiary. Applicable federal tax requirements generally limit the degree to which the Fund may invest in the Subsidiary to an amount not exceeding 25% of its total assets.

The Subsidiary is a Limited Liability Company organized under the laws of the State of Delaware, whose registered office is located at the offices of The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The Subsidiary's affairs are overseen by the Adviser as its manager pursuant to the Subsidiary's operating agreement. The Fund is the sole member of the Subsidiary. It is not currently expected that interests in the Subsidiary will be sold or offered to other investors. If, at any time, the Subsidiary proposes to offer or sell its interests to any investor other than the Fund, Fund shareholders will receive 60 days prior notice of such offer or sale.

The Subsidiary has entered into a specific contract with the Adviser for the management of the Subsidiary's portfolio pursuant to which the Subsidiary pays the Adviser a management fee. The Adviser has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Adviser by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Adviser unless the Adviser first obtains the prior approval of the Fund's Board of Trustees for such termination. The Adviser has appointed IPM Informed Portfolio Management AB ("IPM") as trading adviser for the Subsidiary pursuant to a trading advisory agreement between the Subsidiary, the Adviser and IPM. The Adviser pays IPM a fee for its services in connection with such trading advisory agreement. The Fund will bear the fees and expenses incurred in connection with the custody, transfer agency and audit services that the Subsidiary receives. The expenses of the Subsidiary are not expected to be material in relation to the value of the Fund's assets and are consolidated into the expenses of the Fund. Please refer to the section in this SAI titled "Taxes – Taxation of the Subsidiary" for information about certain tax aspects of the Fund's investment in the Subsidiary.

The Subsidiary will not be registered under the 1940 Act but, will be subject to certain of the investor protections of that Act, as noted in this SAI. The Fund, as the sole member of the Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, since the Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Adviser, it is unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders. The Trust's Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund's role as the sole member of the Subsidiary. Also, in managing the Subsidiary's portfolio, the Adviser will be subject to the certain investment restrictions and operational guidelines that apply to the management of the Fund including any collateral or segregation requirements in connection with various investment strategies to the extent set required by the 1940 Act, the rules and regulations thereunder and the applicable guidance from the SEC and its staff.

Derivatives. Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. Unless otherwise stated in the Fund's prospectus, the Fund may use derivatives to gain exposure an asset class and for risk management purposes, including to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. The Fund may also invest in derivatives to protect from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, the Fund will have to offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. To the extent that the Fund engages in hedging, there can be no assurance that any hedge will be effective or that there will be a hedge in place at any given time.

Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a "senior security" by the Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets in accordance with the 1940 Act requirements or the rules and SEC interpretations thereunder.

Types of Derivatives:
Futures. A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a commodity or a financial instrument at an agreed upon price and time. The financial instrument underlying a futures contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying commodity or financial instrument is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying commodity or financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the U.S. on commodity exchanges or boards of trade – known as "contract markets" – approved for such trading and regulated by the Commodity Futures Trading Commission ("CFTC"). These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities or instruments, the parties to a futures contract do not have to pay for or deliver the underlying commodity or financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying commodity or security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. The Fund has no current intent to accept physical delivery in connection with the settlement of futures contracts. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain. The Fund may incur commission expenses when it opens or closes a futures position.

Options. An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security).

Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counterparty will not fulfill its obligations under the contract.

•	Purchasing Put and Call Options
When the Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium").

The Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. The Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:
•	Allowing it to expire and losing its entire premium;
•	Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or
•	Closing it out in the secondary market at its current price.

•	Selling (Writing) Put and Call Options
When the Fund writes a call option, it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when the Fund writes a put option, it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counterparty to the option.

The Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Fund is permitted only to write covered options. At the time of selling the call option, the Fund may cover the option by owning, among other things:
•	The underlying security (or securities convertible into the underlying security without additional consideration) or index, interest rate, foreign currency or futures contract;
•	A call option on the same security or index with the same or lesser exercise price;
•	A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;
•	Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or
•	In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, the Fund may cover the put option by, among other things:
•	Entering into a short position in the underlying security;
•	Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;
•
Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

•	Maintaining the entire exercise price in liquid securities.

•	Options on Securities Indices
Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

•	Options on Futures
An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

The Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. The Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

The Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

•	Combined Positions
The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

•	Forward Foreign Currency Exchange Contracts
A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

•	Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).
•
Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

•	Do not require an initial margin deposit.
•	May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

Foreign Currency Hedging Strategies. A "settlement hedge" or "transaction hedge" is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. The Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

The Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

The Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "crosshedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, the Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

To the extent that the Fund engages in foreign currency hedging, there can be no assurance that any hedge will be effective or that there will be a hedge in place at any given time.
Swap Agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date under certain circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Fund's gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the U.S. Securities and Exchange Commission ("SEC"). If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

•	Total Return Swaps
Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the amount due to the Fund at termination or settlement. The primary risks associated with total returns swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the agreement or unfavorable changes occur to the underlying asset).

•	Equity Swaps
In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

•	Interest Rate Swaps
Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.
Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

•	Currency Swaps
A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. The Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

Caps, Collars and Floors. Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Risks of Derivatives. While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any derivatives transactions. Derivatives may magnify the Fund's gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities the Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

Correlation of Prices. The Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. Where derivatives are used for the purposes of hedging, The Adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if the Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:
•	current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;
•
a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

•	differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrow index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments precisely over time.

Lack of Liquidity. Before a futures contract or option is exercised or expires, the Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, the Fund may close out a futures contract only on the exchange on which the contract was initially traded. If there is no secondary market for the contract, or the market is illiquid, the Fund may not be able to close out its position. In an illiquid market, the Fund may:

•	have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;
•	have to purchase or sell the instrument underlying the contract;
•	not be able to hedge its investments; and
•	not be able to realize profits or limit its losses.

Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

•	an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;
•	unusual or unforeseen circumstances may interrupt normal operations of an exchange;
•
the facilities of the exchange may not be adequate to handle current trading volume, equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

•	investors may lose interest in a particular derivative or category of derivatives.

Equity-Linked Securities. The Fund may invest in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or sometimes a single stock. To the extent that the Fund invests in an equity-linked security whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign equity securities. See "Foreign Securities" below. In addition, the Fund bears the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with derivative instruments such as index futures on stock indexes, zero-strike options and warrants and swap agreements. See "Derivatives" above. Equity-linked securities may be considered illiquid and thus subject to the Fund's restriction on investments in illiquid securities.

Management Risk. If the Adviser or IPM incorrectly predicts stock market and interest rate price trends, the Fund may lose money by investing in derivatives. For example, if the Fund were to write a call option based on the expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the Fund has valued its securities too highly, you may end up paying too much for Fund shares when you buy into the Fund. If the Fund underestimates its price, you may not receive the full market value for your Fund shares when you sell.

Margin. Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.
If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

Volatility and Leverage. The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

•	actual and anticipated changes in interest rates;
•	fiscal and monetary policies; and
•	national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

Tax Risk. The Fund intends to qualify annually to be treated as a Regulated Investment Company (a "RIC") under the Internal Revenue Code of 1986, as amended (the "IRC"). To qualify as a RIC under the IRC, the Fund must invest in assets which produce the types of income specified in the IRC and the Treasury regulations ("Qualifying Income"). Whether the income from certain derivatives is Qualifying Income must be determined on a case-by-case basis, and the Fund will endeavor to ensure that income that is not Qualifying Income will be limited to 10% or less of the Fund's income is Qualifying Income. If the Fund invests in these types of derivatives and the income is determined to not be Qualifying Income, it may cause the Fund to fail to qualify as a RIC under the IRC. Moreover, an investment in a subsidiary may not exceed 25% of the value of the Fund at the end of each quarter of the Fund's taxable year. If a subsidiary does exceed 25% of the value of the Fund in any quarter, the Fund may fail to qualify as a RIC under the IRC. See "Taxes" below for additional information related to these restrictions.

Exchange-Traded Funds ("ETFs"). ETFs are investment companies or grantor trusts whose shares are bought and sold on a securities exchange. An ETF holds a portfolio of securities designed to track a particular market segment or index. Some examples of ETFs are SPDRs®, streetTRACKS, DIAMONDSSM, NASDAQ 100 Index Tracking StockSM ("QQQsSM"), and iShares®. The Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities, and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly. See also "Investment Company Shares" below.

Fixed Income Securities. Fixed income securities include bonds, notes, debentures and other interest-bearing securities that represent indebtedness. The market value of the fixed income investments in which the Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect the Fund's net asset value ("NAV"). Investments in below investment-grade securities may be subject to greater price fluctuations, increased credit risk and can involve a substantial risk of loss. The market for below investment-grade securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, particularly during times of market volatility or decline.

Investment Company Shares. The Fund may invest in shares of other investment companies. The Fund currently intends to limit its investments in securities issued by other investment companies so that not more than 3% of the outstanding voting stock of any one investment company (other than money market funds) will be owned by the Fund, or its affiliated persons, as a whole. Investments in the securities of other investment companies will likely result in the duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund's proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund's own operations.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in securities of other registered investment companies. The acquisition of shares by the Fund in other registered investment companies is therefore subject to the restrictions of Section 12(d)(1) of the 1940 Act and the rules thereunder, except as may be permitted by Rule and/or an exemptive order obtained by the other registered investment companies that permits the Fund to invest in the other registered investment companies beyond the limits of Section 12(d)(1) and the rules thereunder, subject to certain terms and conditions, including that the Fund enter into an agreement with the other registered investment companies regarding the terms of the investment.

In accordance with Section 12(d)(1)(F) and Rule 12d1-3 of the 1940 Act, the provisions of Section 12(d)(1) shall not apply to securities purchased or otherwise acquired by a Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) a Fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price including a sales load or service fee that exceeds the limits set forth in Rule 2341 of the Conduct Rules of the Financial Industry Regulatory Authority ("FINRA") applicable to the fund of funds (e.g., 8.5%).

For hedging or other purposes, the Fund may invest in investment companies that seek to track the composition and/ or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange. (See "Exchange-Traded Funds" above). The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things. Pursuant to an order issued by the SEC to iShares® Funds and procedures approved by the Board, the Fund may invest in iShares® Funds in excess of the 5% and 10% limits described above, provided that the Fund has described ETF investments in its prospectus and otherwise complies with the conditions of the SEC, as the same may be amended, and any other applicable investment limitations. iShares® is a registered trademark of BlackRock, Inc. ("BR"). Neither BR nor the iShares® Funds makes any representations regarding the advisability of investing in the iShares® Funds. Many other ETFs have also obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF's shares beyond the statutory limitations discussed above, subject to certain conditions. The Fund may rely on these exemptive orders to invest in unaffiliated ETFs.

Money Market Securities. Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally  recognized statistical ratings organization ("NRSRO"), such as Standard & Poor's or Moody's, or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see "Appendix A – Ratings" to this SAI.

U.S. Government Securities. Examples of types of U.S. government obligations in which the Fund may invest include:
U.S. Treasury Obligations and the obligations of U.S. government agencies such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac (formerly Federal Home Loan Mortgage Corporation), Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. government securities are not guaranteed against price movements due to fluctuating interest rates.

U.S. Treasury Obligations. U.S.  Treasury  obligations  consist of  bills,  notes  and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Treasury Receipts ("TRs").

•
Receipts. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

•
U.S. Government Zero Coupon Securities. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

•
U.S. Government Agencies. Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation, so that in the event of a default prior to maturity, there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund's shares.

Commercial Paper. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks. The Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

•
Bankers' Acceptances. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

•
Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

•
Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with financial institutions. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund's total assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

Securities Lending. The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Trustees. These loans, if and when made, may not exceed 331/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to its investment adviser or affiliates unless they have applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

Illiquid Securities. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board of Trustees. Despite such good faith efforts to determine fair value prices, the Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon their sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Trust's Board of Trustees, the Adviser determines the liquidity of the Fund's investments. In determining the liquidity of the Fund's investments, the Adviser, may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). The Fund will not invest, in the aggregate, more than 15% of its net assets in illiquid securities.

Restricted Securities. Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933, as amended ("1933 Act") or an exemption from registration. As consistent with the Fund's investment objectives, the Fund may invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Trust believes that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Board of Trustees of the Trust. The Trust intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.

Short Sales. As consistent with the Fund's investment objective, the Fund may engage in short sales that are either "uncovered" or "against the box." A short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short.

Uncovered short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short, or (b) otherwise cover the Fund's short position.

Rights Offerings and Warrants to Purchase Securities. The Fund may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights' and warrants' expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. Buying a warrant does not make the Fund a shareholder of the underlying stock. The warrant holder has no voting or dividend rights with respect to the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

INVESTMENT LIMITATIONS

The following investment limitations are in addition to those described in the Prospectus. These investment limitations are "fundamental" and may be changed with respect to the Fund only with the approval of the holders of a majority of the Fund's "outstanding voting securities" as defined in the 1940 Act. Except with respect to the asset coverage requirement under Section 18(f)(1) of the 1940 Act with respect to borrowing, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in value of portfolio securities or amount of net assets will not be considered a violation of the investment limitation. In the case of borrowing, however, the Fund will promptly take action to reduce the amount of the Fund's borrowings outstanding if, because of changes in the NAV of the Fund due to market action, the amount of such borrowings exceeds one-third of the value of the Fund's net assets.

The Fund will not:
1.
Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries. This limit does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

2.
Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.
Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.
Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.
Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6.
Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

When engaging in options, futures and forward currency contract strategies, the Fund will either: (1) earmark or set aside cash or liquid securities in a segregated account with the custodian or its futures commission merchant as required by the 1940 Act, the rules and regulations thereunder and the applicable guidance of the SEC and its Staff in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.

As described in the Prospectus, the Fund may use derivatives to gain exposure to the asset classes and for risk management purposes, including to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. Because many derivatives have a leverage or borrowing component that carry the potential for unlimited loss, regardless of the size of the initial investment, they may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a "senior security" by the Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise imposed by the 1940 Act on the Fund, however, if the Fund covers the transaction or segregates sufficient liquid assets in accordance with the 1940 Act requirements or the rules and SEC interpretations thereunder. In the case of futures contracts that will not cash settle, for example, the Fund is generally required to set aside liquid assets equal to such contracts' full notional value while the positions are open. With respect to futures contracts that will cash settle, however, the Fund will set aside liquid assets in an amount equal to its daily marked-to-market net obligations (i.e., the Fund's daily net liability) under the contracts, if any, rather than such contracts' full notional value.

The Fund generally will use its money market instruments or other liquid assets to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable SEC and SEC staff positions. The Adviser will monitor the Fund's use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Fund's portfolio investments. There is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

THE ADVISER

General. Equinox Institutional Asset Management, LP, a Delaware limited partnership formed in 2003, serves as the investment adviser to the Fund and the Subsidiary. It has been registered with the SEC as an investment adviser since 2005 and is also registered with the CFTC as a commodity pool operator since 2010. The Adviser's principal place of business is located at 47 Hulfish Street, Suite 510, Princeton, NJ 08542. The Adviser is controlled by Equinox Financial Group, LLC ("EFG") through such entity's ownership interest in the Adviser. The following persons may be presumed to control the Adviser as a result of a direct or indirect ownership interest in excess of 25% of the Adviser: EFG, through such entity's ownership interest in the Adviser; Scan Partners, Ltd., through its ownership interest in EFG; and Caroline Pallat through her ownership interest in Scan Partners Ltd. As of September 30, 2018, the Adviser had approximately $1.03 billion in assets under management.

Advisory Agreement with the Trust. The Trust and the Adviser have entered into an investment advisory agreement with respect to the Fund (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes the investment decisions for the Fund and continuously reviews, supervises and administers and has overall supervisory responsibilities for the general management and investment of the Fund's securities portfolio. The Adviser's duties include setting the Fund's overall investment strategies and asset allocation and continuous review, supervision and administration of the Fund's investment program, subject to the supervision of, and policies established by, the Trustees of the Trust.

After its initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.

The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 60 days written notice to the Adviser, or by the Adviser on 60 days' written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

Advisory Fees Paid to the Adviser. For its services, the Adviser is entitled to an investment advisory fee, which is calculated daily and paid monthly, at an annual rate of 1.68% of the Fund's average daily net assets. Effective March 5, 2018, the advisory fee was reduced from 1.74% to 1.68% of the Fund's average daily net assets. The Adviser has contractually agreed that from commencement of the Fund's operations through November 30, 2019, it will reduce its compensation and/or reimburse certain expenses for the Fund, to the extent necessary to ensure that the Fund's total operating expenses, excluding (i) taxes, (ii) interest, (iii) extraordinary items, (iv) Acquired Fund Fees and Expenses ("AFFE"), (v) Rule 12b-1 distribution fees or shareholder service fees, and (vi) brokerage commissions, do not exceed, 1.83% (on an annual basis) of the Fund's average daily net assets (the "Expense Limitation"). The Expense Limitation will remain in place until November 30, 2019, unless the Board of Trustees approves its earlier termination, subject to 60 days' written notice to the Adviser. The Adviser shall be entitled to recover, subject to approval by the Board of Trustees of the Trust, such waived or reimbursed amounts for a period of up to othree (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No reimbursement will occur unless the Fund's operating expenses are below the expense limitation amount.

The table below sets forth the advisory fees earned, waived and/or reimbursed by the Adviser for the last three fiscal years:
Fiscal Year Ended	Gross Advisory Fee	Advisory Fee Waived	Expense Reimbursement	Net Advisory Fee
June 30, 2018	$7,156,220	($744,281)	$--	$6,411,939
June 30, 2017	$9,631,425	($615,371)	$--	$9,016,054
June 30, 2016	$4,525,321	($683,881)	$--	$3,841,440

PORTFOLIO MANAGERS

This section supplements the information provided in the Prospectus under the heading "Investment Adviser Portfolio Managers," and includes information about other accounts managed by, the dollar range of Fund shares owned by, and compensation of the Fund's portfolio managers. The Adviser's portfolio managers are Ajay Dravid and Rufus Rankin.

Compensation. Dr. Dravid and Dr. Rankin are each paid a fixed salary and discretionary bonus by the Adviser, which is contingent upon the overall performance of the Adviser and each individual's contribution to the Adviser's performance, and is not directly contingent upon the performance of the Fund. Dr. Dravid and Dr. Rankin have also been granted equity interests in EFG, a  majority  owner  of the Adviser and its affiliates, which allows them to share in a certain portion of the business profits earned by EFG and its subsidiaries, including the Adviser.

Fund Shares Owned by the Portfolio Managers. As of June 30, 2018, Dr. Dravid and Dr. Rankin did not own shares of the Fund.

Other Accounts. In addition to the Fund, Dr. Dravid and Dr. Rankin are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of June 30, 2018.

Account Type	Ajay Dravid
	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	6	$1,140,717,253	N/A	N/A
Other Pooled Investment Vehicles	N/A	N/A	N/A	N/A
Other Accounts	N/A	N/A	N/A	N/A

Account Type	Rufus Rankin
	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	6	$1,140,717,253	N/A	N/A
Other Pooled Investment Vehicles	N/A	N/A	N/A	N/A
Other Accounts	N/A	N/A	N/A	N/A

Conflicts of Interests. The Adviser's portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts referenced above, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of the Fund's trade, whereby the portfolio managers could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Proxy Voting Policies. The Board has adopted Proxy Voting Policies and Procedures ("Policies") on behalf of the Trust, which delegate the responsibility for voting proxies of securities held by the Fund to the Adviser, subject to the Board's continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interest of the Fund and its shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser's Proxy Policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest. A copy of the Adviser's Proxy Voting Policies is attached hereto as Appendix B.

More Information. Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ending June 30th will be available (1) without charge, upon request, by calling the Fund at 1-888-643-3431; and (2) on the SEC's website at http://www.sec.gov. In addition, a copy of the Fund's proxy voting policies and procedures are also available by calling 1-888-643-3431; and will be sent within three business days of receipt of a request.

THE DISTRIBUTOR

Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, NE 68130 (the "Distributor") serves as the principal underwriter and national distributor for the shares of the Fund pursuant to an underwriting agreement with the Trust (the "Underwriting Agreement"). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state's securities laws and is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). The offering of the Fund's shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use reasonable efforts to facilitate the sale of the Fund's shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

The Distributor may enter into selling agreements with broker-dealers that solicit orders for the sale of shares of the Fund and may allow concessions to dealers that sell shares of the Fund. If a class of the Fund charges a sales charge, the Distributor receives the portion of the sales charge on all direct initial investments in the Fund and on all investments in accounts with no designed dealer of record. If a class of the Fund has a contingent deferred sales charge, the Distributor retains the contingent deferred sales charge on redemptions of shares of the Fund that are subject to a contingent deferred sales charge. The Distributor will be compensated for distribution services according to the Rule 12b-1 Plan (defined below) applicable to a specific class regardless of the Distributor's expenses. If such compensation exceeds the Distributor's expenses, the Distributor may realize a profit from these arrangements.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary's retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary's retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary's retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries' customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.
THE ADMINISTRATOR

Effective December 7, 2017, the Administrator for the Fund is U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services ("Fund Services"), which has its principal office at 615 East Michigan Street, Milwaukee, WI 53202, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. Prior to December 7, 2017, Gemini Fund Services, LLC ("GFS") served as Administrator to the Fund.

Pursuant to a fund administration agreement with the Trust (the "Fund Administration Agreement"), Fund Services provides administrative services to the Fund, subject to the supervision of the Board. Fund Services may provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of the Administrator or its affiliates.

The Fund Administration Agreement with Fund Services was approved by the Board at a meeting held on October 13, 2017, and is subject to annual approval of the Board for one-year periods thereafter. The Fund Administration Agreement with respect to the Fund is terminable at the end of the initial term or subsequent renewal period by the Board or Fund Services on ninety days' written notice. The Fund Administration Agreement provides that, in the absence of Fund Services' lack of good faith, negligence, willful misconduct or reckless disregard of its duties with respect to Fund Services' performance under or in connection with this Agreement, Fund Services shall be without liability for any action taken or omitted pursuant to this Agreement.

Under the Fund Administration Agreement, the Administrator provides facilitating administrative services, including: (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (ii) facilitating the performance of administrative and professional services to the Fund by others, including the Fund's Custodian; (iii) preparing, but not paying for, the periodic updating of the Fund's Registration Statement, Prospectuses and SAI in conjunction with Fund counsel, including the printing of such documents for the purpose  of filings  with  the SEC  and state  securities  administrators, and  preparing  reports to  the Fund's  shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the IRC and the Prospectus.

For services rendered to the Fund in accordance with the Fund Administration Agreement, the Fund pays the Administrator an asset based fee for fund administration services. The Fund also pays the Administrator for any out-of-pocket expenses. The following table sets forth the fees incurred by the Fund for administrative services received during the last three fiscal years:

Fiscal Year Ended	Fund Administration Fees
June 30, 2018*	$111,700
June 30, 2017	$255,926
June 30, 2016	$110,038
* Fees for services provided by Fund Services in fiscal year 2018 were $23,331. All other fees listed in this table relate to services provided by GFS.

FUND ACCOUNTING

Fund Services pursuant to a fund accounting agreement with the Trust (the "Fund Accounting Servicing Agreement"), provides the Fund with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund's listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund's custodian or Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund.

For the services rendered to the Fund by the Fund Accounting Servicing Agreement, the Fund pays Fund Services, an asset based fee for fund accounting services. The Fund also pays Fund Services for any out-of-pocket expenses. The following table sets forth the fees incurred by the Fund for accounting services provided during the last three fiscal years:

Fiscal Year Ended	Fund Accounting Fees
June 30, 2018*	$119,391
June 30, 2017	$69,018
June 30, 2016	$44,107
* Fees for services provided by Fund Services in fiscal year 2018 were $79,170. All other fees listed in this table relate to services provided by GFS.

TRANSFER AGENT

Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to a written agreement with the Fund. Under the agreement, Fund Services is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations. For the transfer, dividend disbursing, and shareholder servicing agent services rendered to the Fund, the Fund pays Fund Services an asset based fee for fund accounting services. The Fund also pays Fund Services for certain activity based fees and any out-of-pocket expenses.

The following table sets forth the fees incurred by Fund for transfer agent services received during the last three fiscal years:

Fiscal Year Ended	Transfer Fees
June 30, 2018*	$350,027
June 30, 2017	$610,312
June 30, 2016	$304,630
* Fees for services provided by Fund Services in fiscal year 2018 were $168,473. All other fees listed in this table relate to services provided by GFS.

THE CUSTODIAN

U.S. Bank, N.A., 1555 N. River Center Drive Milwaukee, WI 53212 350, acts as custodian (the "Custodian") of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

Deutsche Bank Trust Company America ("DBTCA"), located at 60 Wall Street, Mailstop NYC60-2710, New York, NY 10005, acts as the custodian with respect to certain collateral arrangements between the Fund and counterparties. DBTCA also acts as the custodian for the Subsidiary, including certain collateral arrangements between the Subsidiary and counterparties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

RSM US LLP, located at 555 Seventeenth Street, Suite 1000, Denver, CO 80202 serves as independent registered public accounting firm for the Fund. RSM US LLP performs annual audits of the Fund's consolidated financial statements and provides other audit, tax and related services for the Fund.

LEGAL COUNSEL

Pepper Hamilton LLP, 3000 Two Logan Square 18th & Arch Streets, Philadelphia, PA 19103-2799 serves as the Trust's legal counsel.

COMPLIANCE SERVICES

Cipperman Compliance Services, LLC ("Cipperman"), provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between Cipperman and the Trust. The Fund pays a compliance service fee to Cipperman. Prior to the Board's approval to engage Cipperman, Northern Lights Compliance Services, LLC provided a Chief Compliance Officer and related compliance services to the Trust through November 16, 2017.
The following table sets forth the compliance services fees incurred by the Fund during the last three fiscal years:

Fiscal Year Ended	Fund Compliance Service Fees
June 30, 2018*	$22,798
June 30, 2017	$9,308
June 30, 2016	$10,162
* Fees for services provided by Northern Lights Compliance Services, LLC in fiscal year 2018 were $13,194. All other fees listed in this table relate to services provided by Cipperman.

TRUSTEES AND OFFICERS OF THE TRUST

The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under "Interested Trustees" below is an "interested person" of the Trust, the Adviser, or the Distributor, within the meaning of the 1940 Act. Each person who is not an "interested person" of the Trust, the Adviser or the Distributor within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below. Unless otherwise noted, the address of each Trustee and Officer is P.O. Box 541150, Omaha, NE 68154.
Name and Month/Year of Birth	Position(s) Held/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships*** held by Trustee During the Past Five Years
Independent Trustees
David P. Demuth 9/1945	Trustee Since December 2010	Consultant, CFO Consulting Partners, LLC (since May 2004).	5	None
Kevin R. Green 7/1954	Trustee Since December 2010	Chief Executive Officer of TripleTree Holdings, LLC an Investment Bank, Advisory and Principal Investing business (since 1997).	5	Director of BlueCross BlueShield of Minnesota (healthcare services).
Jay Moorin 7/1951	Trustee Since December 2010	Managing Partner, ProQuest Management, LLC (since 1998).	5	None

Name and Month/Year of Birth	Position(s) Held/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships*** held by Trustee During the Past Five Years
Interested Trustee
Robert J. Enck 9/1962	Chairman, Trustee, President and Principal Executive Officer Since December 2010	President and Chief Executive Officer, Equinox Institutional Asset Management, LP (since 2015); President and Chief Executive Officer, Equinox Fund Management, LLC (since 2007).	5	Executive Committee Member of The Frontier Fund (commodity pool).
Executive Officers
Laura Latella 4/1958	Treasurer, Chief Financial Officer and Secretary Since November 2018
Chief Financial Officer ("CFO" since November 2017) and Chief Administrative Officer (May 2016 – October 2017), Equinox Institutional Asset Management, LP; Consultant, Equinox Institutional Asset Management, LP (January 2016 – April 2016); Treasurer, CFO, Principal, 6800 Capital, LLC.

			N/A	N/A
Javier Jimenez 5/1977	Assistant Treasurer since November 2017	Assistant Vice President (since 2013) and Compliance Officer (2010 – 2013), U.S. Bancorp Fund Services, LLC.	N/A	N/A
Douglas Tyre 7/1980	Chief Compliance Officer and Anti-Money Laundering Officer Since October 13, 2017	Assistant Compliance Director of Cipperman Compliance Services LLC (2014 – present); Client Services & Operations Specialist – Senior Associate of Echo Point Investment Management LLC (2010 – 2014).	N/A	N/A
*	Each Trustee and Officer shall serve until death, resignation or removal.
**	The term "Fund Complex" refers to the Equinox Funds Trust.
***
Directorships are held in a company with a class of securities registered pursuant to section 12 of the Securities Exchange Act or subject to the requirements of section 15(d) of the Securities Exchange Act or a company registered as an investment company under the 1940 Act.

As of the date of this SAI, none of the Independent Trustees or any of their immediate family members (i.e., spouse or dependent children) serves as an officer or trustee or is an employee of the Trust, the Adviser or the Distributor, or of any of their respective affiliates. Nor do any of such persons serve as an officer or director or is an employee of any company controlled by or under common control with such entities.

Leadership Structure and Responsibilities of the Board and Its Committees.
Under Delaware law, the Trust's Board of Trustees is responsible for establishing the Fund's policies and for overseeing the management of the Fund. The Board also elects the Trust's officers who conduct the daily business of the Fund.

Currently the Board is composed of four individuals, one of whom is considered an "interested person" of the Trust as defined by the 1940 Act. The remaining Trustees are Independent Trustees.

The Board has adopted a Statement of Policy on the Qualifications for Selection as Chairman of the Board that sets forth the following required skills of a Chairman in addition to the basic qualifications for all members of the Board:

(i) the ability to exercise leadership among the Trustees; (ii) the ability to chair Board meetings in an evenhanded and open manner; (iii) the ability to communicate effectively with the Fund's shareholders, service providers, regulatory agencies, the press and other relevant parties; (iv) the ability to represent the Fund's interests effectively in all dealings with the Fund's adviser and other service providers; and (v) the ability to evaluate and prioritize issues for consideration by the Board. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management.

Mr. Enck, an "interested person" (as such term is defined in the 1940 Act) currently serves as the Chairman of the Board. The Trustees have determined that Mr. Enck satisfies the principles set forth in the statement of policy and that Mr. Enck's service as Chairman is appropriate and benefits shareholders due to his personal and professional stake in the quality of services provided to the Fund. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman. Nonetheless, as currently composed, the Independent Trustees constitute a substantial majority of the Board.

Each Trustee was appointed to serve on the Board because of his experience, qualifications, attributes and/or skills as set forth in the subsection "Trustee Qualifications," below. Based on a review of the Board and its function, the Trustees have determined that the leadership structure of the Board is appropriate and that the Board's role in the risk oversight of the Trust, a discussed below, allows the Board to effectively administer its oversight function. Currently, the Board has an Audit Committee and a Nominating and Governance Committee. The responsibilities of each committee and its members are described below.

The Audit Committee is comprised of Messrs. DeMuth, Green and Moorin, each an Independent Trustee. Mr. DeMuth serves as the chairman of the Committee. Pursuant to its charter, the Audit Committee has the responsibility, among other things, to: (1) approve in advance the appointment, compensation and oversight of the Trust's independent registered public accounting firm; (2) review and approve the scope of the independent registered public accounting firm's audit activity; (3) review the financial statements which are the subject of the independent registered public accounting firm's audit; and (4) review with such independent registered public accounting firm the adequacy of the Trust's basic accounting system and the effectiveness of the Trust's internal account controls. During the Fund's fiscal year ended June 30, 2018, the Audit Committee met twice.

The Nominating and Governance Committee is composed of Messrs. DeMuth, Green and Moorin, each an Independent Trustee. Pursuant to its charter, the Nominating and Governance Committee is responsible for assessing the size, structure and composition of the Board; determining trustee qualification guidelines as well as compensation, insurance and indemnification of trustees; and identifying qualified candidates to serve as Trustee candidates. Since the formation of the Trust and as of the Fund's fiscal year ended June 30, 2018, there have been no meetings of the Nominating and Governance Committee. The Nominating and Governance Committee will consider nominee candidates recommended by shareholders. Shareholders who wish to recommend individuals for consideration by the Committee as nominee candidates may do so by submitting a written recommendation to the Secretary of the Trust at: Equinox Funds Trust, P.O. Box 541150, Omaha, NE 68154. Submissions must include sufficient biographical information concerning the recommended individual, including age, at least twenty years of employment history with employer names and a description of the employer's business, and a list of board memberships (if any). The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected. Recommendations must be received in a sufficient period of time, as determined by the Committee in its sole discretion, prior to the date proposed for the consideration of nominee candidates by the Board.

Upon the written request of shareholders holding at least 10% of the Trust's shares in the aggregate, the Secretary shall present to any special meeting of shareholders such nominees for election as Trustees as specified in such written request.

The Trust does not have a lead Independent Trustee. As noted above, the Board's leadership structure features all of the Independent Trustees serving as members of each Board Committee. Inclusion of all Independent Trustees in the Committees allows them to participate in the full range of the Board's oversight duties, including oversight of the risk management process. In addition, although the Independent Trustees recognize that having a lead Independent Trustee may in some circumstances help coordinate communications with management and otherwise assist a board in the exercise of its oversight duties, the Independent Trustees believe that because of the relatively small size of the Board, the ratio of Independent Trustees to Interested Trustees and the good working relationship among the Board members, it has not been necessary to designate a lead Independent Trustee.

Trustee Qualifications
The following is a brief discussion of the experience, qualifications, attributes and/or skills that led to the Board of Trustees' conclusion that each individual identified below is qualified to serve as a Trustee of the Trust. In determining that a particular Trustee was qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which was controlling. The Board believes that the Trustees' ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support the conclusion that each Trustee is qualified to serve as a Trustee of the Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee:

Mr. David P. DeMuth, CPA/MBA, is a Co-Founder of CFO Consulting Partners LLC, a consulting firm that provides interim CFO services to public and private companies. Mr. DeMuth has held senior financial positions with companies in a wide range of industries, including real estate development, financial services, specialty chemicals, global manufacturing/distribution, graphic arts and consumer products. Mr. DeMuth also has held positions with KPMG, LLP and other auditing firms.

Mr. Kevin R. Green, MBA, is the CEO of TripleTree Holdings, LLC, an Investment Bank, Advisory and Principal investment business. Prior to co-founding TripleTree Holdings, LLC, Mr. Green held several senior executive roles at private and public companies within the healthcare and technology industries.

Mr. Jay Moorin is a founding General Partner at ProQuest Management, LLC. He is a healthcare executive with senior management experience in biotech, investment banking and the pharmaceutical industry. Prior to founding ProQuest, Mr. Moorin served as CEO of Magainin Pharmaceuticals. Previously, he was Managing Director of Health Care Banking at Bear, Stearns & Co. Mr. Moorin has also held various positions in marketing sales and general management at E.R. Squibb & Sons Pharmaceuticals. He has served on the Board of Directors of ACMI, Acurian, Aires Pharmaceuticals, Eagle Pharmaceuticals (Chairman), Epic Therapeutics, Gloucester Pharmaceuticals, Guava Technologies, Mersana Therapeutics, MethylGene, Novacea (now Transcept Pharmaceuticals, Inc.), Pharmion and Predictive Biosciences. Currently, Mr. Moorin serves on the Board of Directors of Arno Therapeutics and Mevion Medical Systems. Mr. Moorin has held the position of Adjunct Senior Fellow of the Leonard Davis Institute of Health Economics at the University of Pennsylvania. He received a B.A. in economics with distinction from the University of Michigan.

Mr. Robert J. Enck, MBA, is the President and Chief Executive Officer of the Adviser. Before joining the Adviser, Mr. Enck held senior management positions at companies within the merchant banking and pharmaceutical services industries.

In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Trust. The summaries set forth above as to the experience, qualifications, attributes and/or skills of the Trustees do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

Risk Oversight
Through its direct oversight role, and indirectly through its Committees, of officers and service providers, the Board performs a risk oversight function for the Fund consisting, among other things, of the following activities: (1) at regular and special Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the Fund; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust; (3) meeting with the portfolio management team to review investment strategies, techniques and the processes used to manage related risks; (4) meeting the representatives of key service providers, including the investment adviser, administrator, the distributor, the transfer agent, the custodian and the independent registered public accounting firm of the Fund, to review and discuss the activities of the Fund and to provide direction with respect thereto; and (5) engaging the services of the Chief Compliance Officer of the Fund to test the compliance procedures of the Trust and its service providers.

Compensation
Each Trustee who is not affiliated with the Trust or the Adviser will receive an annual retainer of $20,000 (payable quarterly), plus a regular board meeting fee of $4,000 per meeting for each regularly scheduled quarterly Board meeting and a special board meeting fee of $500 per meeting, as well as reimbursement for any reasonable expenses incurred attending the meetings. The Chairman of the Audit Committee will receive an additional annual retainer of $4,000. The "interested persons" who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust. The table below details the amount of compensation received by the Trustees from the Trust for the Trust's fiscal year ended June 30, 2018. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Annual Benefits Upon Retirement	Total Compensation From Trust Paid to Trustees
David P. DeMuth	$40,500	None	None	$40,500
Robert J. Enck*	None	None	None	None
Kevin R. Green	$36,500	None	None	$36,500
Jay Moorin	$36,500	None	None	$36,500
* Interested Trustee by virtue of his position with the Trust's investment adviser.

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Fund as of December 31, 2017.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
David P. DeMuth	None	None
Robert J. Enck*	None	None
Kevin R. Green	None	None
Jay Moorin	None	None
* Interested Trustee by virtue of his position with the Trust's investment adviser.

Management Ownership
As of the date of this SAI, the Trustees or officers of the Trust as a group owned less than 1% of any class of outstanding shares of the Fund.

Control Persons and Principal Holders
A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control. As of the date of this SAI, the Fund could be deemed under control of the Adviser, which had voting authority with respect to approximately 100% of the value of the outstanding interests in the Fund on such date. However, it is expected that once the Fund commences investment operations and its shares are sold to the public that the Adviser's control will be diluted over time.

As of October 2, 2018, the following persons owned beneficially or "of record" 5% or more of the Fund:

Name of Shareholder Owned Class I Shares	% Of Share Class
JP Morgan Securities LLC For Exclusive Benefit of Customers 4 Chase Metrotech Center 3rd Floor Mutual Fund Department Brooklyn NY 11245-0003	96.96%

PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price As indicated in the Prospectus under the heading "How Shares Are Priced," the net asset value ("NAV") of the Fund's shares, by class, is determined by dividing the total value of the Fund's portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund, by class.

Generally, the Fund's domestic securities (including underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges) are valued each day at the last quoted sales price on each security's primary exchange. Securities traded or dealt in upon one or more securities exchanges for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Fund's fair value committee in accordance with procedures approved by the Board and as further described below. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market.  Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Short-term investments having a maturity of 60 days or less may be generally valued at amortized cost when it approximated fair value.

Exchange traded options are valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the exchange on which such options are traded. Futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures approved by the Board.

Under certain circumstances, the Fund may use an independent pricing service to calculate the fair market value of foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair-valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Fund shares are not priced, the value of securities held by the Fund can change on days when Fund shares cannot be redeemed or purchased. In the event that a foreign security's market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Fund's calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Fund's fair value committee in accordance with procedures approved by the Board as discussed below. Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of the Fund's NAV by short-term traders. In addition, because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Fund shares.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Fund normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

When market quotations are insufficient or not readily available, the Fund may value securities at fair value or estimate their value as determined in good faith by the Board or its designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the "fair value" procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one of more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser. The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Committee and Valuation Process. The fair value committee is composed of one of more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser or sub-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a "significant event") since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund's calculation of its NAV. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser or sub-adviser valuation based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Standards For Fair Value Determinations. As a general principle, the fair value of a security is the amount that the Fund might reasonably expect to realize upon its current sale. The Trust has adopted Financial Accounting Standards Board Statement of Financial Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures ("ASC 820"). In accordance with ASC 820, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available under the circumstances.

Various inputs are used in determining the value of each Fund's investments relating to ASC 820. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including a Fund's own assumptions in determining the fair value of investments).

The fair value team takes into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of a portfolio manager of the Fund with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser (or sub-adviser) or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formulae produced by independent third parties and (vii) the liquidity or illiquidity of the market for the security.

Board of Trustees Determination. The Board of Trustees meets at least quarterly to consider the valuations provided by the fair value committee and to ratify the valuations made for the applicable securities. The Board of Trustees considers the reports provided by the fair value committee, including follow up studies of subsequent market-provided prices when available, in reviewing and determining in good faith the fair value of the applicable portfolio securities.

The Trust expects that the New York Stock Exchange ("NYSE") will be closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares. Orders for shares received by the Fund in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at NAV per share or offering price (NAV plus a sales charge, if applicable) computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined NAV or offering price per share.

Redemption of Shares. The Fund will redeem all or any portion of a shareholder's shares in the Fund when requested in accordance with the procedures set forth in the "Redemptions" section of the Prospectus (subject to a $15.00 wire redemption fee). Under the 1940 Act, a shareholder's right to redeem shares and to receive payment therefore may be suspended at times:
(a)	when the NYSE is closed, other than customary weekend and holiday closings;
(b)	when trading on that exchange is restricted for any reason;
(c)
when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d)	when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the NAV next determined after the termination of the suspension.

Supporting documents in addition to those listed under "Redemptions" in the Prospectus will be required from executors, administrators, Trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, Trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

The Trust reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities ("redemption in kind") if the amount is greater than (the lesser of) $250,000 or 1% of the Fund's assets. The securities will be chosen by the Fund and valued under the Fund's NAV procedures. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

Use of Third-Party Independent Pricing Agents. Pursuant to contracts with the Administrator, market prices for most securities held by the Fund are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following discussion summarizes certain material U.S. federal income tax considerations affecting the Fund and its shareholders. This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Fund. Therefore, the summary discussion that follows may not be considered to be individual tax advice and may not be relied upon by any shareholder. The summary is based upon provisions of the IRC, applicable U.S. Treasury Regulations promulgated thereunder (the "Regulations"), and administrative and judicial interpretations thereof, as are in effect as of the date hereof, all of which are subject to change, which change could be retroactive, and may affect the conclusions expressed herein. The summary applies only to beneficial owners of the Fund's shares in whose hands such shares are capital assets within the meaning of Section 1221 of the IRC, and may not apply to certain types of beneficial owners of the Fund's shares, including, but not limited to insurance companies, tax-exempt organizations, shareholders holding the Fund's shares through tax-advantaged accounts (such as an individual retirement account (an "IRA"), a 401(k) plan account, or other qualified retirement account), financial institutions, pass-through entities, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding the Fund's shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the alternative minimum tax. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them.

If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds the Fund's common stock, the U.S. federal income tax treatment of a partner in such partnership generally will depend on the status of the partner and the activities of such partnership. A partner of a partnership holding the Fund's common stock should consult its own tax advisor regarding the U.S. federal income tax consequences to the partner of the acquisition, ownership, and disposition of the Fund's common stock by the partnership.

The summary assumes that shareholders will hold the Fund's common stock as capital assets, which generally means as property held for investment. This discussion addresses only the U.S. income tax consequences of an investment by U.S. shareholders, and, therefore, does not address U.S. estate and gift tax rules, U.S. state or local taxation, the alternative minimum tax, excise taxes, transfer taxes or foreign taxes.

For purposes of the following discussion, "U.S. shareholder" is a shareholder that is (i) a citizen or resident of the United States, (ii) a corporation (or other entity taxable as a corporation) created or organized under the laws of the United States or any state thereof or the District of Columbia, (iii) an estate, the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if (a) a U.S. court can exercise primary supervision over the trust's administration and one or more U.S. persons are authorized to control all substantial decisions of the trust or (b) it has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person. A "non-U.S. shareholder" is a person that is neither a U.S. shareholder nor an entity treated as a partnership for U.S. federal income tax purposes.

The Fund has not requested nor will the Fund request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion applicable to shareholders of the Fund addresses only some of the federal income tax considerations generally affecting investments in the Fund. Shareholders are urged and advised to consult their own tax adviser with respect to the tax consequences of the ownership, purchase and disposition of an investment in the Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

On December 22, 2017, new tax legislation was enacted which includes significant changes in tax rates, restrictions on miscellaneous itemized deductions, changes to the dividends received deduction, restrictions on the deduction of interest and the international operations of domestic businesses. Certain changes have sunset provisions, which are important to note. Because the tax legislation is recently enacted and additional guidance is forthcoming, there is still uncertainty in how the legislation will affect the Fund's investments and shareholders and whether such legislation could have an adverse effect on the Fund's investments or the taxation of the shareholders of the Fund. Shareholders are urged and advised to consult their own tax advisor with respect to the impact of this legislation.

GENERAL. For federal income tax purposes, the Fund is treated as a separate corporation. The Fund has elected, and intends to continue to qualify each year for, taxation as a RIC under the IRC. By qualifying as a RIC, the Fund (but not the shareholders) will not be subject to federal income tax on that portion of its investment company taxable income and net realized capital gains that it distributes to its shareholders.

Shareholders should be aware that investments made by the Fund, some of which are described below, may involve complex tax rules some of which may result in income or gain recognition by a shareholder without the concurrent receipt of cash. Although the Fund seeks to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case it may distribute cash derived from other sources in order to meet the minimum distribution requirements described below. Cash to make the required minimum distributions may be obtained from sales proceeds of securities held by the Fund (even if such sales are not advantageous) or, if permitted by its governing documents and other regulatory restrictions, through borrowing the amounts required to be distributed.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Qualification as a RIC under the IRC requires, among other things, that the Fund: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from certain qualified publicly traded partnerships (together with (i), the "Qualifying Income Requirement"); (b) diversify its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of its assets is comprised of cash, cash items (including receivables), U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or one or more "qualified publicly traded partnerships" (together with (i) the "Diversification Requirement").

As a RIC, the Fund generally will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the IRC's timing and other requirements the sum of (i) at least 90% of its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than "net capital gain" as defined below and is reduced by deductible expenses all determined without regard to any deduction for dividends paid); and (ii) 90% of its tax-exempt interest, if any, net of certain expenses allocable thereto ("net tax-exempt interest"). The Fund may retain for investment all or a portion of its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss ("net capital gain")). If the Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed net capital gain in a notice to its shareholders, who will be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of tax paid by the Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of the shares owned by a shareholder of the Fund will be increased by the amount of undistributed net capital gain included in the shareholder's gross income and decreased by the federal income tax paid by the Fund on that amount of capital gain.

The qualifying income and asset requirements that must be met under the IRC in order for the Fund to qualify as a RIC, as described above, may limit the extent to which the Fund will be able to engage in derivative transactions. As described in the Prospectus, the Fund seeks to provide investment results that correspond to a particular managed futures program through investments directly or indirectly, through the Subsidiary, in derivative instruments, and directly or indirectly, through the Subsidiary, by investing in the securities of one or more private investment vehicles or commodity pools that have access to a particular trading program. Rules governing the federal income tax aspects of derivatives, including swap agreements, are not entirely clear in certain respects, particularly in light of two IRS revenue rulings issued in 2006. Revenue Ruling 2006-1 held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Accordingly, the Fund's ability to invest in commodity related derivatives is limited to a maximum of 10 % of its gross income. This limitation, however, will not protect the Fund against the risk of losing its RIC status should any other income be reclassified as non-qualifying income. In Revenue Ruling 2006-31, the IRS stated that the holding in Revenue Ruling 2006-1 "was not intended to preclude a conclusion that the income from certain instruments (such as certain structured notes) that create a commodity exposure for the holder is qualifying income." In 2016, the IRS issued proposed regulations and stated they would not address what constitutes a "security" for purposes of Qualifying Income. In addition, the IRS required comments as to whether the 2006 Revenue Rulings should be withdrawn. Accordingly, the Fund's ability to invest in commodity related derivative transactions and other derivative transactions may be limited by the Qualifying Income Requirement. The Fund will account for any investments in commodity derivative transactions in a manner it deems to be appropriate; the IRS, however, might not accept such treatment. If the IRS did not accept such treatment, the status of the Fund as a RIC might be jeopardized.

As described above in this SAI, generally, the Fund intends to invest in the Subsidiary. The Fund also may invest in other wholly-owned subsidiaries including wholly-owned subsidiaries that are organized in a jurisdiction outside of the United States and that are classified as a controlled foreign corporation, ("CFC), for federal income tax purposes. To the extent that the Fund invests in a CFC, the Fund will be required to include in its gross income for federal income tax purposes all or a significant portion of the income of such CFC, referred to as subpart F income, whether or not the CFC makes a distribution to the Fund. Distributions by a CFC to the Fund will not be taxable to the Fund to the extent that the Fund has previously recognized subpart F income. This subpart F income is generally treated as ordinary income, regardless of the character of the CFC's underlying income.

Prior to July 2011, the IRS issued private letter rulings in which it concluded that income from certain commodity index linked notes is qualifying income and that income derived from CFCs will be qualifying income whether received in the form of current distributions or as undistributed subpart F income. In July 2011, the IRS announced that it would no longer issue private letter rulings regarding whether income from CFCs is qualifying income. In 2016, the IRS and Treasury issued proposed regulations that require a passive foreign investment company or a CFC, including those that invest in certain commodities investments, to distribute income in order for the income to qualify as Qualifying Income. There can be no assurance that the IRS will not change its position with respect to some or all of these issues or, if the IRS did so, that a court would not sustain, such contrary positions. If the IRS were to change its position on some or all of these issues, and if such contrary positions were upheld, the Fund might cease to qualify as a RIC. A private letter ruling may only be relied upon by the taxpayer to whom it was provided. The Fund does not plan to seek a private letter ruling. As a result, the prior private letter rulings issued by the IRS may not be relied upon by the Fund. Therefore, to the extent the Fund invests directly in commodity linked derivative instruments or in a CFC, the IRS may contest the Fund's characterization of the income produced by such assets as qualifying income which, if successful, could cause the Fund to fail to qualify as a RIC. The Fund and its Adviser plan to direct investments of the Fund's assets in conformance with Revenue Ruling 2006-31, IRS guidance, and the advice of counsel.

In addition, the Fund may not have more than 25% of the value of its assets invested in its Subsidiary or a CFC, at the end of each quarter of the Fund's taxable year, to meet the Diversification Requirement. The value of the Fund's Subsidiary or a CFC may be volatile and it may be difficult for the Fund to continue to have less than 25% of the value of its assets invested in its Subsidiary. Accordingly, the Fund's ability to invest in derivative transactions or in the Subsidiary or a CFC may be limited by the Qualifying Income Requirement or the Diversification Requirement. The Fund will account for its investments in derivative transactions and/or the Subsidiary in a manner it deems to be appropriate. However, the IRS might not accept such treatment. If the IRS did not accept such treatment, the status of the Fund as a RIC might be jeopardized.

In general, for purposes of the Qualifying Income Requirement described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, all of the net income of a RIC derived from an interest in a qualified publicly traded partnership (defined as a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and that derives less than 90% of its income from the qualifying income described in clause (i) of the Qualifying Income Requirement described above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes if they meet the passive income requirement under Section 7704(c)(2) of the IRC. In addition, although in general the passive loss rules of the IRC do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. For purposes of the Diversification Requirement described above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

Under recent legislation, the transferee of a partnership interest generally is required to withhold 10% of the amount realized on the sale or exchange of a partnership interest after December 31, 2017, unless the transferor provides certain certifications. However, the IRS has delayed this withholding requirement with respect to publicly traded partnerships. It is unclear when and how this withholding requirement will go into effect.

If the Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures to satisfy the Diversification Requirements where the Fund corrects the failure within a specified period of time. If the applicable relief provisions are not available or cannot be met, the Fund will fail to qualify as a RIC and will be subject to tax in the same manner as an ordinary corporation subject to tax at a flat tax rate of 21% and all distributions from earnings and profits (as determined under the U.S. federal income tax principles) to its shareholders will be taxable as ordinary dividend income which may be eligible for the long-term capital gains tax rates for qualified dividend income passed through to a noncorporate shareholder and the dividend received deduction for corporate shareholders. The long-term capital gain rate is 20% for noncorporate shareholders with taxable income in excess of $425,800 ($479,000) if married and filing jointly) and 15% (0% for noncorporate shareholders in lower income tax brackets) for noncorporate shareholders with taxable income of less than the threshold amounts.

If the Fund fails to qualify as a RIC for a period of greater than two taxable years, the Fund generally would be required to recognize any net built-in gains with respect to certain of its assets upon a sale of such assets within ten years of qualifying as a RIC in a subsequent year. A 3.8% Medicare contribution tax applies to net investment income including interest (excluding, tax-exempt interest), dividends, and capital gains of U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly and $125,000 if married and filing separately) and of estates and trusts.

EXCISE TAX.  If the Fund fails to distribute by December 31 of each calendar year an amount equal to the sum of at least 98% of its taxable ordinary income (excluding capital gains and losses) for such year, (2) at least 98.2% of the excess of its capital gains over its capital losses (as adjusted for certain ordinary losses) for the twelve month period ending on October 31 of such year, and (3) all taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which it did not pay federal income tax, the Fund will be subject to a nondeductible 4% excise tax (the "Excise Tax") on the undistributed amounts. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November, or December of that year to shareholders of record on a date in such month and paid by it during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. The Fund generally intends to actually distribute or be deemed to have distributed substantially all of its net income and gain, if any, by the end of each calendar year in compliance with these requirements so that it will generally not be required to pay the Excise Tax. The Fund may in certain circumstances be required to liquidate its investments in order to make sufficient distributions to avoid the Excise Tax liability at a time when its Adviser might not otherwise have chosen to do so. Liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirements for qualification as a RIC. However, no assurances can be given that the Fund will not be subject to the Excise Tax and, in fact, in certain instances if warranted, the Fund may choose to pay the Excise Tax as opposed to making an additional distribution.

CAPITAL LOSS CARRYFORWARDS. The Fund may carry forward capital losses indefinitely. The excess of the Fund's net short-term capital losses over its net long-term capital gain is treated as short-term capital losses arising on the first day of the Fund's next taxable year and the excess of the Fund's net long-term capital losses over its net short-term capital gain is treated as long-term capital losses arising on the first day of the Fund's next taxable year. Capital gains arising in subsequent years are offset by carried forward capital losses and are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. The Fund cannot carry back or carry forward any net operating losses.

TAXATION OF CFCs. Foreign corporations will generally not be subject to U.S. federal income taxation unless they are deemed to be engaged in a U.S. trade or business. It is expected that any CFC in which the Fund invests will conduct its activities in a manner so as to meet the requirements of a safe harbor under IRC Section 864(b)(2) pursuant to which the CFC may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business. However, if certain of a CFC's activities were determined not to be of the type described in the safe harbor, then the activities of the CFC may constitute a U.S. trade or business, or be taxed as such.

In general, foreign corporations that do not conduct a U.S. trade or business are nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S. source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the foreign jurisdiction in which the CFC is formed that would reduce this rate of withholding tax; however, any CFC utilized by the Fund would likely be organized in the Cayman Islands, which currently does not have tax treaty in force with U.S. that would reduce this rate of withholding tax. The 30% tax does not apply to U.S.-source capital gains (whether long-term or short-term) or to interest paid to a foreign corporation on its deposits with U.S. banks. The 30% tax also does not apply to interest which qualifies as "portfolio interest." The term "portfolio interest" generally includes interest (including original issue discount) on an obligation in registered form issued after July 18, 1984 and with respect to which the person, who would otherwise be required to deduct and withhold the 30% tax, received the required statement that the beneficial owner of the obligation is not a U.S. person as defined by the IRC. Under certain circumstances, interest on bearer obligations may also be considered portfolio interest. It is not expected that a CFC in which the Fund invests will derive income subject to such withholding tax. With respect to an investment in a CFC, the Fund will be treated as a "U.S. shareholder" of the CFC. As a result, the Fund will be required to include in gross income for U.S. federal income tax purposes all of the CFC's "subpart F income," whether or not such income is distributed by the CFC. It is expected that all of a CFC's income will be "subpart F income." "Subpart F income" generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans and net payments received with respect to equity swaps and similar derivatives. "Subpart F income" also includes the excess of gains over losses from transactions (including futures, forward and similar transactions) in any commodities. The Fund's recognition of a CFC's "subpart F income" will increase the Fund's tax basis in the CFC. Distributions by a CFC to the Fund will be tax-free, to the extent of its previously undistributed "subpart F income," and will correspondingly reduce the Fund's tax basis in the CFC. If distributions are not made by a CFC, the Fund will still be required to make distributions to the shareholders of the Fund, which may cause the Fund to liquidate assets and increase capital gain to shareholders. "Subpart F income" is generally treated as ordinary income, regardless of the character of the CFC's underlying income. If a net loss is realized by the CFC, such loss is not generally available to offset the income earned by the Fund.

In general, each "U.S. Shareholder" is required to file IRS Form 5471 with its U.S. federal income tax (or information) returns providing information about its ownership of the CFC and the CFC. In addition, a "U.S. Shareholder" may in certain circumstances be required to report a disposition of shares in the CFC by attaching IRS Form 5471 to its U.S. federal income tax (or information) return that it would normally file for the taxable year in which the disposition occurs. In general, these filing requirements will apply to a shareholder of the Fund if such shareholder is a U.S. person who owns directly, indirectly or constructively (within the meaning of Sections 958(a) and (b) of the IRC) 10% or more of the total combined voting power of all classes of voting stock of a foreign corporation that is a CFC for an uninterrupted period of 30 days or more during any tax year of the foreign corporation, and who owned that stock on the last day of that year. Whether a shareholder of the Fund is a "U.S. Shareholder" with respect to a CFC depends on an application of the constructive ownership rules of the IRC. You are urged and advised to consult your own tax advisor with respect to whether you are a U.S. Shareholder.

Under proposed regulations, a CFC is required to distribute income in order for the income to constitute Qualifying Income. Accordingly, the Fund's ability to invest in CFCs may be limited by the Qualifying Income requirement. The Fund will account for investments in CFCs in a manner it deems to be appropriate; the IRS, however, might not accept such treatment. If the IRS did not accept such treatment, the status of the Fund as a RIC might be jeopardized.

ORIGINAL ISSUE DISCOUNT AND MARKET DISCOUNT. The Fund may acquire debt securities that are treated as having original issue discount ("OID") (generally a debt obligation with a purchase price less than its principal amount, such as a zero coupon bond). Generally, the Fund will be required to include the OID in income over the term of the debt security, even though it will not receive cash payments for such OID until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having OID which could affect the character and timing of recognition of income. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes if the securities are characterized as equity for federal income tax purposes.

A debt security acquired in the secondary market by the Fund may be treated as having market discount if acquired at a price below redemption value or adjusted issue price if issued with original issue discount. Market discount generally is accrued ratably, on a daily basis, over the period from the date of acquisition to the date of maturity even though no cash will be received. Absent an election by the Fund to include the market discount in income as it accrues, gain on its disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding such securities receives no interest payments in cash on such securities during the year.

Under recently enacted legislation, for tax years beginning after December 31, 2018, the Fund may be required to include in income certain fees that are treated as OID and required to be included in income for financial statement purposes when received (rather than when accrued into income under current law). It is unclear whether this provision applies to market discount as well.

The Fund generally will be required to make distributions to shareholders representing the income accruing on the debt securities, described above that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay these distributions may be obtained from sales proceeds of securities held by the Fund (even if such sales are not advantageous) or, if permitted by the Fund's governing documents, through borrowing the amounts required to be distributed. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions. Borrowing to fund any distribution also has tax implications, such as potentially creating unrelated business taxable income ("UBTI").

OPTIONS, FUTURES AND FORWARD CONTRACTS. The writing (selling) and purchasing of options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection with such transactions. Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Some regulated futures contracts, certain foreign currency contracts, and certain non-equity options (such as certain listed options or options on broad based securities indexes) held by the Fund ("Section 1256 contracts"), other than contracts on which it has made a "mixed-straddle election", will be required to be "marked-to-market" for federal income tax purposes, that is, treated as having been sold at their market value on the last day of the Fund's taxable year. These provisions may require the Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of Section 1256 contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. Transactions that qualify as designated hedges are exempt from the mark-to-market rule, but may require the Fund to defer the recognition of losses on futures contracts, foreign currency contracts and certain options to the extent of any unrecognized gains on related positions held by it.

The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of the Fund's distributions to its shareholders. For example, the Section 1256 rules described above may operate to increase the amount the Fund must distribute to satisfy the minimum distribution requirement for the portion treated as short-term capital gain which will be taxable to its shareholders as ordinary income, and to increase the net capital gain it recognizes, without, in either case, increasing the cash available to the Fund. The Fund may elect to exclude certain transactions from the operation of Section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

When a covered call or put option written (sold) by the Fund expires the Fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When the Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when it wrote the option. When a covered call option written by the Fund is exercised, the Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending upon the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

STRADDLES. Section 1092 deals with the taxation of straddles which also may affect the taxation of options in which the Fund may invest. Offsetting positions held by the Fund involving certain derivative instruments, such as options, futures and forward currency contracts, may be considered, for federal income tax purposes, to constitute "straddles." Straddles are defined to include offsetting positions in actively traded personal property. In certain circumstances, the rules governing straddles override or modify the provisions of Section 1256, described above. If the Fund is treated as entering into a straddle and at least one (but not all) of its positions in derivative contracts comprising a part of such straddle is governed by Section 1256, then such straddle could be characterized as a "mixed straddle." The Fund may make one or more elections with respect to mixed straddles. Depending on which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by it may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be characterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions and cause such sales to be subject to the "wash sale" and "short sale" rules. As a result, the straddle rules could cause distributions that would otherwise constitute "qualified dividend income" to fail to satisfy the applicable holding period requirements, described below, and therefore to be taxed as ordinary income. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where the Fund had not engaged in such transactions.

In circumstances where the Fund has invested in certain pass-through entities, the amount of long-term capital gain that it may recognize from certain derivative transactions with respect to interests in such pass-through entities is limited under the IRC's constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain the Fund would have had if it directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

CONSTRUCTIVE SALES. Certain rules may affect the timing and character of gain if the Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions (including a short sale, an offsetting notional principal contract, a futures or forward contract, or other transactions identified in Treasury regulations) in property while holding an appreciated financial position in substantially identical property, it will be treated as if it had sold and immediately repurchased the appreciated financial position and will be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale will depend upon the Fund's holding period in the appreciated financial position. Loss from a constructive sale would be recognized when the position was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the IRC.

In addition, if the appreciated financial position is itself a short sale or other such contract, acquisition of the underlying property or substantially identical property by the Fund will be deemed a constructive sale. The foregoing will not apply, however, to the Fund's transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding the position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

WASH SALES. The Fund may be impacted in certain circumstances by special rules relating to "wash sales." In general, the wash sale rules prevent the recognition of a loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired by it within 30 days before or 30 days after the sale.

SHORT SALES. The Fund may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to its shareholders. Short sales also may be subject to the "Constructive Sales" rules, discussed above.

SWAPS AND DERIVATIVES. As a result of entering into swap or derivative agreements, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap or derivative is terminated prior to maturity through an assignment of the swap, derivative or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap or derivative will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to a swap or derivative for more than one year). The Fund's transactions in swaps or other derivatives may be subject to one or more of the special tax rules (e.g., notional principal contract, straddle, constructive sales, wash sales, and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund's securities. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.

With respect to certain types of swap agreements or derivative securities, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or derivatives or may elect under certain circumstances to mark to market such swaps or derivatives annually for tax purposes as ordinary income or loss. The applicability of these rules to swap agreements or other derivative securities is not entirely clear in certain respects, under current law. In addition, whether income generated from swaps or other derivatives is Qualifying Income is not certain or clear. Accordingly, while the Fund intends to account for such transactions in a manner it deems appropriate, the IRS might not accept such treatment. If the IRS did not accept such treatment, the status of the Fund as a RIC might be adversely affected. The Fund intends to monitor developments in this area. Certain requirements that must be met under the IRC in order for the Fund to qualify as a RIC may limit the extent to which the Fund will be able to engage in swap agreements and certain other derivatives securities.

PASSIVE FOREIGN INVESTMENT COMPANIES. The Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company (a "PFIC") or become a PFIC under the IRC. A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its gross income for its taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains); or an average of at least 50% of its assets produce, or are held for the production of, such passive income. Application of the PFIC rules, among other things, may affect the amount, character, and timing of gain or loss recognized. For instance, if the Fund acquires any equity interest in a PFIC, the Fund could be subject to federal income tax and interest charges on "excess distributions" received with respect to such PFIC stock or on any gain from the sale of such PFIC stock (collectively "PFIC income"), plus interest thereon, even if the Fund timely distributes the PFIC income as a taxable dividend to its shareholders. The Fund's distributions of PFIC income, if any, will be taxable as ordinary income even though, absent the application of the PFIC rules, some portion of the distributions may have been classified as capital gain. Under proposed regulations, a PFIC is required to distribute income in order for the income to qualify as Qualifying Income. Accordingly, the Fund's ability to invest in PFICs may be limited by the Qualifying Income Requirement. The Fund will account for any investments in PFICs in a manner it deems to be appropriate. However, the IRS might not accept such treatment. If the IRS did not accept such treatment, the status of the Fund as a RIC might be jeopardized.

The Fund may be able to mitigate these adverse tax consequences by electing to treat a PFIC as a "qualified electing fund" ("QEF") or by making a "mark-to-market" election. To the extent the Fund invests in a PFIC and elects to treat the PFIC as a QEF, then instead of the tax and interest obligation described above on excess distributions, the Fund would be required to include in income each taxable year its pro rata share of the QEF's annual ordinary earnings and net capital gain, regardless of whether the PFIC makes an actual distribution to the Fund. As a result of a QEF election, recognition of income may be accelerated (without the concurrent receipt of cash). Further, the Fund would likely have to distribute to its shareholders an amount equal to the QEF's annual ordinary earnings and net capital gain to satisfy the IRC's minimum distribution requirement described herein and avoid imposition of the Excise Tax. In most instances it will be very difficult to make this election because of certain requirements in making the election, including, but not limited to, it may not be possible to obtain information required to make the election.

Alternatively, the Fund may elect to "mark-to-market" its stock in any PFIC as though the Fund had sold and repurchased its holding in such PFIC on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. Pursuant to the election, the Fund may deduct the losses, if any only to the extent of any net mark-to-market gains with respect to that stock it included in income for prior taxable years under the election. The Fund's adjusted basis in its PFIC stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder. The "mark-to-market" election may cause the Fund to be required to recognize taxable income or gain without the concurrent receipt of cash.

Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt instruments,  certain  options,  futures  contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, and foreign currency-denominated payables and receivables are subject to Section 988 of the IRC, which causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund's income. In some cases elections may be available that would alter this treatment, but such elections could be detrimental to the Fund by creating current recognition of income without the concurrent recognition of cash. If a foreign currency loss treated as an ordinary loss under Section 988 were to exceed the Fund's investment company taxable income (computed without regard to such loss) for a taxable year the resulting loss would not be deductible by it or its shareholders in future years. The foreign currency income or loss will also increase or decrease the Fund's investment company income distributable to its shareholders.

FOREIGN TAXATION. Income received by the Fund from sources within foreign countries may be subject to foreign withholding and other taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the Fund's total assets at the close of any taxable year consist of stock or securities of foreign corporations and it meets the distribution requirements described above, the Fund may file an election (the "pass-through election") with the IRS pursuant to which shareholders of the Fund would be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund even though not actually received by such shareholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them. The Fund will furnish its shareholders with a written statement providing the amount of foreign taxes paid by the Fund that will "pass-through" for the year, if any.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income will flow through to shareholders. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Various limitations, including a minimum holding period requirement, apply to limit the credit and deduction for foreign taxes for purposes of regular federal tax and alternative minimum tax. In addition, a shareholder of the Fund may lose the ability to use foreign tax credits passed through by the Fund if the Fund shares are loaned pursuant to a securities lending agreement.

DISTRIBUTIONS. Distributions paid out of the Fund's current and accumulated earnings and profits (as determined at the end of the year), whether reinvested in additional shares or paid in cash, are generally taxable and must be reported by each shareholder who is required to file a federal income tax return, except in the case of certain tax-exempt shareholders. Distributions in excess of the Fund's current and accumulated earnings and profits, as computed for federal income tax purposes, will first be treated as a return of capital up to the amount of a shareholder's tax basis in his or her Fund shares and then as capital gain assuming the shareholder holds his or her shares as a capital asset. A return of capital is not taxable, but reduces a shareholder's tax basis in the shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by a shareholder of the Fund's shares. Distributions are taxable whether the shareholders receive them in cash or receive them in additional shares.

For federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income, and distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Distributions designated by the Fund as "capital gain dividends" (distributions from the excess of net long-term capital gain over short-term capital losses) will be taxable to shareholders as long-term capital gain regardless of the length of time they have held their shares of the Fund. Such dividends do not qualify as dividends for purposes of the dividends received deduction described below.

Noncorporate shareholders of the Fund may be eligible for the long-term capital gain tax rate applicable to distributions of "qualified dividend income" received by such noncorporate shareholders. The long-term capital gains tax rate is 20% for noncorporate shareholders with taxable income in excess of $425,800 ($479,000 if married and filing jointly) and 15% (0% for noncorporate shareholders in lower income tax brackets) for noncorporate shareholders with taxable income of less than the threshold amounts. The Fund's distribution will be treated as qualified dividend income and therefore eligible for the long-term capital gains tax rate to the extent that it receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding periods and other requirements are met. A corporate shareholder of the Fund may be eligible for the dividends received deduction with respect to the Fund's distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends received deduction may be subject to certain reductions, and a distribution by the Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. If the Fund's shares are loaned pursuant to a securities lending agreement, dividends paid while the shares are held by the borrower may not be qualified dividend income and may not qualify for the dividends received deduction.

Under current law, a 3.8% Medicare contribution tax applies to net investment income including interest (excluding, tax-exempt interest), dividends, and capital gains of U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly and $125,000 if married and filing separately) and of estates and trusts.

The Fund will furnish a statement to shareholders providing the federal income tax status of its dividends and distributions including the portion of such dividends, if any, that qualifies as long-term capital gain.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders are urged and advised to consult their own tax advisers for more information.

PURCHASES OF FUND SHARES. Prior to purchasing shares in the Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of shares of the Fund prior to the record date will have the effect of reducing the per share NAV by the per share amount of the dividend or distribution, and to the extent the distribution consists of the Fund's taxable income, the purchasing shareholder will be taxed on the taxable portion of the dividend or distribution received even though some or all of the amount distributed is effectively a return of capital. This is called "buying a dividend." To avoid "buying a dividend," check the Fund's distribution dates before you invest.

SALES, EXCHANGES OR REDEMPTIONS. Upon the disposition of shares of the Fund (whether by redemption, sale or exchange), a shareholder may realize a capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon the shareholder's holding period for the shares. The capital gain will be long-term if the shares were held for more than 12 months and short-term if held for 12 months or less.

If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or another Fund, the sales charge previously incurred in acquiring the Fund's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Any loss realized on a disposition will be disallowed under the "wash sale" rules to the extent that the shares disposed of by the shareholder are replaced by the shareholder within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends received by the shareholder with respect to such shares. Capital losses are generally deductible only against capital gains except that individuals may deduct up to $3,000 of capital losses against ordinary income.

The 3.8% Medicare contribution tax (applied as described above) will apply to gains from the sale or exchange of the Fund's shares subject to the income thresholds set forth above.

BACKUP WITHHOLDING. The Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 24% of all distributions and redemption proceeds paid or credited to a shareholder of the Fund if (i) the shareholder fails to furnish the Fund with the correct taxpayer identification number ("TIN") certified under penalties of perjury, (ii) the shareholder fails to provide a certified statement that the shareholder is not subject to backup withholding, or (iii) the IRS or a broker has notified the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

STATE AND LOCAL TAXES. State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit.

Shareholders are urged and advised to consult their own tax advisers as to the state and local tax rules affecting investments in the Fund.

NON-U.S. SHAREHOLDERS. Distributions made to non-U.S. shareholders attributable to net investment income generally are subject to U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is effectively connected with the conduct of a trade or business carried on by a non-U.S. shareholder within the United States (or, if an income tax treaty applies, is attributable to a permanent establishment in the United States), federal income tax withholding and exemptions attributable to foreign persons will not apply and such distribution will be subject to withholding at the highest applicable U.S. tax rate (currently 37% in the case of individuals and 21% in the case of corporations) and the non-U.S. shareholders will be subject to the federal income tax reporting and withholding requirements generally applicable to U.S. persons described above.

Under U.S. federal tax law, a non-U.S. shareholder is not, in general, subject to federal income tax or withholding tax on capital gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund and capital gains dividends, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless (i) such gains or distributions are effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the United States (or, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the non-U.S. shareholder); (ii) in the case of an individual non-U.S. shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the shares of the Fund constitute U.S. real property interests (USRPIs).

Distributions from the Fund when  at least  50% of  its assets are USRPIs as defined in the IRC and Treasury regulations, to the extent the distributions are attributable to gains from sales or exchanges of USRPIs (including gains on the sale or exchange of shares in certain "U.S. real property holding corporations which may include certain REITS, among other entities, and certain REIT capital gain dividends) generally will cause a non-U.S. shareholder to treat such gain as income effectively connected to a trade or business within the United States subject to tax at the graduated rates applicable to U.S. shareholders. Such distributions may be subject to U.S. withholding tax and may require the non-U.S. shareholders to file a federal income tax return.

Subject to the additional rules described herein, federal income tax withholding will apply to distributions attributable to dividends and other investment income distributed by the Fund. The federal income tax withholding rate may be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and the non-U.S. shareholder's country of residence or incorporation. In order to qualify for treaty benefits, a non-U.S. shareholder must comply with applicable certification requirements relating to its foreign status (generally by providing the Fund with a properly completed Form W-8BEN).

All non-U.S. shareholders are urged and advised to consult their own tax advisers as to the tax consequences of an investment in the Fund.

Pursuant to the Foreign Account Tax Compliance Act ("FATCA"), a 30% withholding tax generally is imposed on payments of interest and dividends to (i) foreign financial institutions including non-U.S. investment funds and (ii) certain other foreign entities, unless the foreign financial institution or foreign entity provides the withholding agent with documentation sufficient to show that it is compliant with FATCA (generally by providing the Fund with a properly completed Form W-8BEN or Form W-8BEN-E, as applicable). If the payment is subject to the 30% withholding tax under FATCA, a non-U.S. shareholder will not be subject to the 30% withholding tax described above on the same income. Starting in 2019, payments of the gross proceeds (including distributions designated as capital gain dividends to the extent the payment is attributable to property that produces U.S. source interest or dividends) may also be subject to FATCA withholding absent proof of FATCA compliance prior to January 1, 2019. Shareholders are urged and advised to consult their own tax adviser regarding the application of this new reporting and withholding regime to their own tax situation.

FOREIGN BANK AND FINANCIAL ACCOUNTS AND FOREIGN FINANCIAL ASSETS REPORTING REQUIREMENTS.

A shareholder that owns directly or indirectly more than 50% by vote or value of the Fund, is urged and advised to consult its own tax adviser regarding its filing obligations with respect to IRS Form FinCEN 114, Report of Foreign Bank and Financial Accounts.

Also, under recently enacted rules, subject to exceptions, individuals (and, to the extent provided in forthcoming future U.S. Treasury regulations, certain domestic entities) must report annually their interests in "specified foreign financial assets" on their U.S. federal income tax returns. It is currently unclear whether and under what circumstances shareholders would be required to report their indirect interests in the Fund's "specified foreign financial assets" (if any) under these new rules.
Shareholders may be subject to substantial penalties for failure to comply with these reporting requirements. Shareholders are urged and advised to consult their own tax advisers to determine whether these reporting requirements are applicable to them.

TAX-EXEMPT SHAREHOLDERS. A tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund as a result of the Fund's investments and if shares in the Fund constitute debt financed property in the hands of the tax-exempt shareholder within the meaning of IRC Section 514(b).

Any investment in a residual interest of a collateralized mortgage obligation that has elected to be treated as a real estate mortgage investment conduit can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

All tax-exempt shareholders are urged and advised to consult their tax advisers as to the tax consequences of an investment in the Fund.

TAX SHELTER REPORTING REGULATIONS. Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders are urged and advised to consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Shareholders are urged and advised to consult their own tax adviser with respect to the tax consequences of an investment in the Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

TAX BASIS INFORMATION. For shares of the Fund redeemed, your financial intermediary or the Fund (if a shareholder holds shares in the Fund direct account) will report gains and losses realized on the redemption of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the IRS. This information will also be reported to a shareholder on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of the Fund's shares purchased after January 1, 2012 unless the shareholder instructs the Fund in writing that the shareholder wants to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HCFO)). If the shareholder designated SLID as the shareholder's tax cost basis method, the shareholder will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Fund will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals made.

If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its Account Application or by written instruction, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

Shareholders are urged and advised to consult their own tax adviser with respect to the tax consequences of an investment in the Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

BROKERAGE ALLOCATION AND OTHER FUND BROKERAGE PRACTICES

Brokerage Transactions. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. The purchase price for securities and other instruments acquired by the Fund and/or the Subsidiary including futures, bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or the Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund. For the fiscal year ended June 30, 2018 the Fund did not pay brokerage commissions.

Brokerage Selection. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Fund's Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act") permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, Fund strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is likely to be beneficial to its investment decision-making processes and, therefore, to the Fund.

To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments.

Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors,  groups of securities, individual companies, statistical  information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Fund's Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically. For the fiscal year ended June 30, 2018, the Fund did not pay any brokerage commissions to an affiliate of the Trust.

Portfolio Turnover. The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one-year period. For the fiscal period June 30, 2018, the Fund's portfolio turnover rate as a percentage of the average value of its portfolio was 0%.

PORTFOLIO HOLDINGS DISCLOSURE

The Trust has adopted policies and procedures that govern the disclosure of the Fund's portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

The Fund will disclose its portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period. The Fund may also disclose its portfolio holdings by mailing a quarterly report to its shareholders. In addition, the Fund will disclose its portfolio holdings in reports filed with the Securities and Exchange Commission ("SEC") on Forms N-CSR and N-Q two months after the end of each quarter/semi-annual period.

The Fund will publish a schedule of its 10 largest portfolio holdings, which shall include its holding of the Subsidiary. Such schedule shall be published as of the most recent calendar month-end on the Fund's website at www.equinoxfunds.com generally within 10 business days after the end of the calendar month. This information will remain on the website until new information for the next month is posted, or at least until the Fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings. Form N-Q is being rescinded. Once Form N-Q is rescinded, disclosure of the Fund's complete holdings will be required to be made monthly on Form N-PORT, with every third month made available to the public by the Commission 60 days after the end of the Fund's fiscal quarter.

The Fund may choose to make its holdings available to rating agencies such as Lipper, Morningstar or Bloomberg earlier and more frequently on a confidential basis.

Under limited circumstances, as described below, the Fund's portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the SEC on Form N-CSR or Form N-Q. In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

•
The Adviser. Personnel of the Adviser, including personnel responsible for managing the Fund's portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Adviser to provide management, administrative, and investment services to the Fund. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

•
Transfer Agent. Fund Services is the transfer agent, fund accountant and administrator for the Fund; therefore, its personnel have full daily access to the Fund's portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Fund.

•
Custodian. U.S. Bank NA is the custodian for the Fund; therefore, its personnel have full daily access to the Fund's portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Fund.

•
Compliance Service Provider. Cipperman provides consulting services to the Fund as well as related compliance services to the Funds; therefore, its personnel have full daily access to the Fund's portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

•
Independent Registered Public Accounting Firm. RSM US LLP is the Fund's independent registered public accounting firm; therefore, its personnel have access to the Fund's portfolio holdings in connection with auditing of the Fund's annual consolidated financial statements and providing other audit, tax and related services for the Fund.

•
Counsel. Pepper Hamilton, LLP is counsel to the Fund; therefore its personnel have access to the Fund's portfolio holdings in connection with the review of the Fund's annual and semi-annual shareholder reports and SEC filings.

•
Additions to List of Approved Recipients. The Trust's Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Fund's portfolio securities at any time or to any persons other than those described above. In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Fund, the Adviser or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund's portfolio holdings.

Compliance with Portfolio Holdings Disclosure Procedures. The Trust's Chief Compliance Officer will report periodically to the Board with respect to compliance with the portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust's policies on disclosure of portfolio holdings will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

CAPITAL STOCK AND OTHER SECURITIES

The Trust issues and offers Class I shares of the Fund. The shares of the Fund, when issued and paid for in accordance with the Prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

Shares of the Fund entitle holders to one vote per share and fractional votes for fractional shares held. Shares have noncumulative voting rights, do not have preemptive or subscription rights and are transferable.

The Fund does not hold annual meetings of shareholders. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of the Fund's outstanding shares.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the "AML Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). To ensure compliance with this law, the Trust's AML Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the AML Program. The Trust's Secretary serves as its Anti-Money Laundering compliance officer.

Procedures to implement the AML Program include, but are not limited to, determining that the Fund's Distributor and Transfer Agent have established proper anti-money laundering procedures, reported suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or legal entity whose identity and beneficial owners, if applicable, cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the AML Program, the Trust may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

LIMITATION OF TRUSTEES' LIABILITY

The Trust's Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

CODES OF ETHICS

The Trust, the Adviser and the Distributor each have adopted codes of ethics under Rule 17j-1 under the 1940 Act that govern the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the code of ethics, the Trustees are permitted to invest in securities that may also be purchased by the Fund.
In addition, the Trust has adopted a code of ethics, which applies only to the Trust's executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission and in other public communications made by the Fund; iii) compliance with applicable governmental laws, rule and regulations; iv) the prompt internal reporting of violations of this code to an appropriate person or persons identified in the code; and v) accountability for adherence to the Code.

CONSOLIDATED FINANCIAL STATEMENTS

The consolidated financial statements and report of the independent registered public accounting firm are required to be included in this SAI are hereby incorporated by reference to the Annual Report for the Fund dated June 30, 2018. You can obtain a copy of the Annual Report without charge on the Fund's website at www.equinoxfunds.com or by calling the Fund at 1-888-643-3431.

APPENDIX A – DESCRIPTION OF SECURITIES RATINGS

Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's® ("S&P") and Fitch Ratings, Inc. ("Fitch") are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody's, S&P and Fitch are provided below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. An adviser attempts to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the fund. In that event, an adviser will consider whether it is in the best interest of a fund to continue to hold the securities.

Moody's credit ratings are current opinions of the relative future credit risk of entities, credit commitments, or debt or debt-like securities. Moody's defines credit risk as the risk that an entity may not meet its contractual, financial obligations as they come due and any estimated financial loss in the event of default. Credit ratings do not address any other risk, including but not limited to: liquidity risk, market value risk, or price volatility. Credit ratings are not statements of current or historical fact. Credit ratings do not constitute or provide investment or financial advice, and credit ratings are not or do not provide recommendations to purchase, sell, or hold particular securities. Credit ratings do not comment on the suitability of an investment for any particular investor. Moody's issues its credit ratings with the expectation and understanding that each investor will, with due care, make its own study and evaluation of each security that is under consideration for purchase, holding, or sale.

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Fitch credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings relating to securities and obligations of an issuer can include a recovery expectation. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money owed to them in accordance with the terms on which they invested. Fitch's credit ratings cover the global spectrum of corporate, sovereign, financial, bank, insurance, and public finance entities (including supranational and sub-national) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

Short-Term Credit Ratings

Moody's

Ratings assigned on Moody's global short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:
"P-1"	– Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
"P-2"	– Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
"P-3"	– Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
"NP"	– Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P
S&P's short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days – including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long term ratings.

Dual ratings may be assigned to debt issues that have a put option or demand feature, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

The following summarizes the rating categories used by S&P for short-term issues:
"A-1"
– Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

"A-2"
– Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

"A-3"
– Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

"B"
– Obligations are regarded as vulnerable and having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

"C"	– Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.
"D"
– Obligations are in default or in breach of an imputed promise. For non-hybrid capital instruments, the "D" rating category is used when payments on an obligation are not made on the date, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation is lowered to "D" if it is subject to a distressed exchange offer.

Local Currency and Foreign Currency Risks – Standard & Poor's issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer's foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Fitch
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. publi finance markets.

The following summarizes the rating categories used by Fitch for short-term obligations:
"F1"
– Highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

"F2"	– Good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.
"F3"	– Fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.
"B"
– Speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

"C"	– High short-term default risk. This designation indicates that default is a real possibility.
"RD"
– Restricted default. This designation indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

"D"	– Default. This designation indicates a broad-based default event for an entity, or the default of a short-term obligation.

Long-Term Credit Ratings

Moody's
Ratings assigned on Moody's global long-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

The following summarizes the ratings used by Moody's for long-term debt:
"Aaa"	– Obligations rated "Aaa" are judged to be of the highest quality, subject to the lowest level of credit risk.
"Aa"	– Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.
"A"	– Obligations rated "A" are judged to be upper-medium grade and are subject to low credit risk.
"Baa"	– Obligations rated "Baa" are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
"Ba"	– Obligations rated "Ba" are judged to be speculative and are subject to substantial credit risk.
"B"	– Obligations rated "B" are considered speculative and are subject to high credit risk.
"Caa"	– Obligations rated "Caa" are judged to be speculative of poor standing and are subject to very high credit risk.
"Ca"	– Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
"C"	– Obligations rated "C" are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a ("hyb") indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

Issue credit ratings are based, in varying degrees, on S&P's analysis of the following considerations:

•	Likelihood of payment – capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•	Nature of and provisions of the obligation, and the promise S&P imputes.
•
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

The following summarizes the ratings used by S&P for long-term issues:
"AAA"	– An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.
"AA"	– An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.
"A"
– An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

"BBB"
– An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
"BB"
– An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B"
– An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

"CCC"
– An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

"CC"
– An obligation rated "CC" is currently highly vulnerable  to nonpayment. The "CC" rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

"C"
– An obligation rated "C" is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are higher rated.

"D"
– An obligation rated "D" is in default or in breach of an imputed promise. For non-hybrid capital instruments, the "D" rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

NR"	– This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-) – The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

"Local Currency and Foreign Currency Risks – Standard & Poor's issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer's foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Fitch
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities in global infrastructure and project finance. IDRs opine on an entity's relative vulnerability to default on financial obligations. The "threshold" default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency's view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

The following summarizes long-term IDR categories used by Fitch:
"AAA"
– Highest credit quality. "AAA" ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

"AA"
– Very high credit quality. "AA" ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

"A"
– High credit quality. "A" ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

"BBB"
– Good credit quality. "BBB" ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

"BB"
– Speculative. "BB" ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

"B"
– Highly speculative. "B" ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

"CCC"	– Substantial credit risk. "CCC" ratings indicate that default is a real possibility.
"CC"	– Very high levels of credit risk. "CC" ratings indicate default of some kind appears probable.
"C"
– Near Default. "C" ratings indicate default or default like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a 'C' category rating for an issuer include:

a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or
c.	Fitch Ratings otherwise believes a condition of "RD" or "D" to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

"RD"
– Restricted default. "RD" ratings indicate an issuer that in Fitch Rating's opinion has experienced: a. an uncured payment default on a bond, loan or other material financial obligation but b. has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and c. has not otherwise ceased business. This would include:

a.	the selective payment default on a specific class or currency of debt;
b.
the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.
the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

d.	execution of a distressed debt exchange on one or more material financial obligations.
"D"
– Default. "D" ratings indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or that has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

"Imminent" default, categorized under "C", typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" Long-Term IDR category, or to Long-Term IDR categories below "B."

Specific limitations relevant to the issuer credit rating scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.
•	The ratings do not opine on the market value of any issuer's securities or stock, or the likelihood that this value may change.
•	The ratings do not opine on the liquidity of the issuer's securities or stock.
•	The ratings do not opine on the possible loss severity on an obligation should an issuer default, except in the following cases:

A-0

Ratings assigned to individual obligations of issuers in corporate finance, banks, non-bank financial institutions, insurance or covered bonds.
In limited circumstances for U.S. public finance obligations where Chapter 9 of the Bankruptcy Code provides reliably superior prospects for ultimate recovery to local government obligations that benefit from a statutory lien on revenues or during the pendency of a bankruptcy proceeding under the Code if there is sufficient visibility on potential recovery prospects.
•	The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.
•	The ratings do not opine on any quality related to an issuer's business, operational or financial profile other than the agency's opinion on its relative vulnerability to default.
Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive.

Municipal Note Ratings

Moody's
Moody's uses three rating categories for short-term municipal obligations (U.S. municipal bond anticipation notes of up to three years maturity) that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels – "MIG 1" through "MIG 3". In addition, those short-term obligations that are of speculative quality are designated "SG", or speculative grade. MIG ratings expire at the maturity of the obligation.

The following summarizes the ratings used by Moody's for these short-term obligations:
"MIG 1"
– This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

"MIG 2"	– This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
"MIG 3"	– This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
"SG"	– This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade or "VMIG" scale.

"VMIG 1"
– This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"VMIG 2"
– This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"VMIG 3"
– This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"SG"
– This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P
An S&P U.S. municipal note rating reflects S&P's opinion about the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P's analysis will review the following considerations:
•	Amortization schedule – the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•	Source of payment – the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

A-1

Note rating symbols are as follows:
"SP-1"
– The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

"SP-2"	– The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
"SP-3"	– The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Fitch

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.
A-2

APPENDIX B – ADVISER'S PROXY VOTING POLICIES
EQUINOX INSTITUTIONAL ASSET MANAGEMENT, LP

REVISED OCTOBER 2013
PROXY VOTING POLICY & PROCEDURES

Background
Equinox Institutional Asset Management, LP (the "Investment Manager") serves as the investment adviser or sub-advisor to one or more Institutional Separate Accounts or "fund of funds" collective investment vehicles and other clients (each a "Client" and collectively, the "Clients"). Through these relationships the Investment Manager may be delegated the right to vote, on behalf of the Clients, proxies received from companies, the securities of which are owned by the Clients. In advisory relationships where the Investment Manager does not have discretionary authority on behalf of the Client, the Investment Manager will not be responsible for voting proxies.

Purpose
The Investment Manager follows this proxy voting policy (the "Policy") to ensure that proxies the Investment Manager votes on behalf of each Client are voted to further the best interest of that Client. The Policy establishes a mechanism to address any conflicts of interest between the Investment Manager and the Client. Further, the Policy establishes how Clients may obtain information on how the proxies have been voted.

Procedure for Proxy Voting
The Investment Manager has adopted procedures to implement the firm's policy and reviews to monitor and ensure the firm's policy is being observed, implemented as stated and updated or amended, as necessary. The procedures are as follows:

•	Any proxy voting materials received by employees of the Investment Manager on behalf of clients must be forwarded to CO in a timely manner.

•
For each client that conducts trading in publicly traded securities and for whom the Investment Manager has authority and responsibility to vote proxies, we will engage Glass Lewis, and Broadridge to make voting recommendations and manage the voting process for proxies of the publicly traded securities.

Determination of Vote for Proxy Materials of Publicly Traded Securities
The Investment Manager's policy is to follow the voting recommendations of Glass Lewis for all votes involving publicly traded securities except for investments by certain investment companies to which the Investment Manager serves as Investment adviser which are invested in other investment companies which are not affiliated ("Underlying Funds") and are voted as outlined below in the Section titled "Proposals Specific to Mutual Funds."

An overview of Glass Lewis' proxy voting guidelines can be accessed at: http://www.glasslewis.com/assets/uploads/ 2012/02/Guidelines_UnitedStates_2013_Abridged1.pdf

A copy of the guidelines is maintained in the Compliance Department files.

Determination of Votes Specific to Underlying Funds held by Funds in the Northern Lights Fund Trust
Equinox Institutional Asset Management, LP serves as investment adviser to certain investment companies ("Funds") under the Northern Lights Fund Trust. These Funds may invest in other investment companies that are not affiliated ("Underlying Funds") and are required by the Investment Company Act of 1940, as amended (the "1940 Act") to handle proxies received from Underlying Funds in a certain manner. It is the policy of the Investment Manager to vote all proxies received from the Underlying Funds in the same proportion that all shares of the Underlying Funds are voted, or in accordance with instructions received from fund shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act. The Investment Manager will instruct Broadridge to vote in this manner for proxy votes of Underlying Funds.

Determination of Vote for Proxy Materials of Private Investments
The Investment Manager determines how to vote after studying the proxy materials and any other materials that may be necessary or beneficial to voting. The Investment Manager votes in a manner that the Investment Manager believes reasonably furthers the best interests of the Client and is consistent with the Investment Philosophy as set forth in the relevant investment management documents.

The major proxy-related issues generally fall within five categories: corporate governance, takeover defenses, compensation plans, capital structure, and social responsibility. The Investment Manager will cast votes for these matters on a case-by-case basis. The Investment Manager will generally vote in favor of matters which follow an agreeable corporate strategic direction, support an ownership structure that enhances shareholder value without diluting management's accountability to shareholders and/or present compensation plans that are commensurate with enhanced manager performance and market practices. The Glass-Lewis guidelines on specific proxy-related issues will be reviewed and considered in the determination of the vote.

B-1

Under certain circumstances, the Investment Manager, may determine that it is in the Client's best interest to abstain from voting. Such circumstances may include, but are not limited to, instances where in the opinion of the Investment Manager, the cost of voting is prohibitive.

Resolution of any Conflicts of Interest for Proxy Votes Involving Publicly Traded Securities:
The Investment Manager believes that the retention and utilization of the proxy voting services and voting recommendation services of Broadridge and Glass Lewis and the policy to vote in the same proportion as other shareholders for proxy votes for Unaffiliated Fund investments (as outlined above), provides for arms-length decisions on proxy votes thereby avoiding conflicts of interest.

Resolution of any Conflicts of Interest with Regard to Proxy Votes of Private Investments
All proxy notices received by the Investment Manager involving Private Investments held by Clients for whom the Investment Manager has voting authority will be reviewed by a senior member of the portfolio management team and the Compliance Officer for potential material conflicts of interest between the interests of the Investment Manager and a Client of the Investment Manager. If any potential material conflict exists, the Investment Manager will notify the Client of the conflict, maintain a copy of the notification in the Compliance Department files. The Investment Manager will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

Records for Proxy Votes Involving Publicly Traded Securities
The Investment Manager will rely on the Broadridge ProxyEdge System to maintain proxy statements and records of proxy votes cast. Broadridge ProxyEdge is accessible by the Investment Manager via the internet and a record of votes will be recorded periodically in the Compliance files of the Investment Manager.

Records for Proxy Votes Involving Private Investments
A Proxy Vote Summary Form (Exhibit C) will be filled out for each requested proxy vote involving a Private Investment for which the Investment Manager has voting authority. The Form will detail governing factors used to make voting decisions. Proxy Vote Summary Forms will be maintained along with appropriate back-up (including correspondence such as requests for client consents, written client consents and any documents that were material to the decision on how to vote). The Compliance Officer will evidence her review on each Proxy Vote Summary Form.

General Recordkeeping
The Compliance Officer will retain the proxy records for no less than five years, the first two in an easily accessible place pursuant to the SEC's retention requirement. Records will include, but are not limited to, the following:

•	Proxy Vote Summary Forms

•	Appropriate back-up documentation including correspondence with clients, client consents and any documents that were material to the decision on how to vote

•	Policies and procedures and any amendments, thereto

•
Each proxy statement received by the Investment Manager and a record of each vote made by the Investment Manager. These will be maintained on the Broadridge ProxyEdge system and/or in the compliance files of the Investment Manager.

•	A copy of each written request from a client for information on how the Investment Manager votes client's proxies and a copy of the Investment Managers response to such requests.

Questions and Requests
The Investment Manager is required to provide a concise summary of proxy voting policies and procedures to Clients. A summary will be contained in the Investment Manager's Form ADV Part 2a. The Investment Manager will provide Clients with a full copy of the policies and procedures upon their request. Clients may obtain information about how the Investment Manager voted their proxies by submitting a written request. Any questions or requests should be directed to Equinox Institutional Asset Management LP, 47 Hulfish, Suite 510, Princeton, NJ 08542, Attn: Compliance Officer.

B-2